UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

PLx Pharma Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PLX PHARMA INC.
9 Fishers Lane, Suite E
Sparta, New Jersey 07871

October 5, 2021

Dear Stockholders:

It is our pleasure to invite you to the 2021 Annual Meeting of Stockholders of PLx Pharma Inc., which will be held on Tuesday, November 9, 2021, at 9:00 a.m., Eastern Time. In light of public health concerns regarding the coronavirus outbreak (COVID-19), we are holding our annual meeting in a virtual meeting format only. You may attend, vote and submit questions during the annual meeting via the Internet at https://agm.issuerdirect.com/plxp. You may also attend the annual meeting by proxy. We have designed the format of the annual meeting to ensure that you are afforded the same rights and opportunities to participate as you would at an in-person meeting, using online tools to ensure your access and participation.

We describe in detail the actions we expect to take at the annual meeting in the accompanying Notice of Annual Meeting of Stockholders and proxy statement.

Your vote is important. Whether or not you plan to attend the virtual annual meeting, please promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

Thank you for your ongoing support of and continued interest in PLx Pharma Inc.

Sincerely,
/s/ Michael J. Valentino
Michael J. Valentino
Executive Chairman of the Board

PLX PHARMA INC.
9 Fishers Lane, Suite E
Sparta, New Jersey 07871

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 9, 2021

Notice is hereby given that the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of PLx Pharma Inc. (the “Company”) will be held on Tuesday, November 9, 2021, at 9:00 a.m., Eastern Time. In light of public health concerns regarding the coronavirus outbreak (COVID-19), we are holding our Annual Meeting in a virtual meeting format only. You may attend, vote and submit questions during the Annual Meeting via the Internet at https://agm.issuerdirect.com/plxp. You may also attend the Annual Meeting by proxy. We have designed the format of the Annual Meeting to ensure that you are afforded the same rights and opportunities to participate as you would at an in-person meeting, using online tools to ensure your access and participation.

We have scheduled the Annual Meeting for the following purposes, as more fully described in the accompanying proxy statement:

1.	to elect each of Gary Balkema, Kirk Calhoun, Robert Casale, John Hadden II, Michael Valentino and Natasha Giordano, to serve as directors until the Company’s 2022 Annual Meeting of Stockholders and until their successors are duly elected and qualify;
2.	to approve an amendment to the PLx Pharma Inc. 2018 Incentive Plan, as amended (the “Plan”), to increase the number of shares of the Company’s common stock issuable under the Plan by 4,000,000 shares;
3.	to consider an advisory vote on the compensation of our named executive officers as disclosed in the proxy statement;
4.	to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and
5.	to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The accompanying proxy statement sets forth additional information regarding the Annual Meeting, and provides you with detailed information regarding the business to be considered at the Annual Meeting. We encourage you to read the proxy statement carefully and in its entirety.

Only stockholders of record at the close of business on September 20, 2021 are entitled to notice of, and to vote at, the Annual Meeting. This Notice of Annual Meeting of Stockholders, proxy statement and form of proxy are first being mailed to stockholders on or about October 6, 2021.

For a period of at least ten (10) days prior to the virtual Annual Meeting, a complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the meeting during ordinary business hours at the address of the Company’s executive offices noted above.

Your vote is extremely important, regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting virtually, we ask that you promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

By order of the Board of Directors,
/s/ Michael J. Valentino
October 5, 2021	Michael J. Valentino
Sparta, New Jersey	Executive Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the PLx Pharma Inc.
2021 Annual Meeting of Stockholders to be Held on November 9, 2021

The Proxy Statement, our form of proxy card, and our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2020 are available on the Internet at https://plxpharma.com.

PLX PHARMA INC.

PROXY STATEMENT

PLx Pharma Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”), furnishes this proxy statement (“Proxy Statement”) in connection with the solicitation of proxies by our board of directors (the “Board” or “Board of Directors”) for use at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) which will be held on Tuesday, November 9, 2021 at 9:00 a.m., Eastern Time, and any adjournments thereof. In light of public health concerns regarding the coronavirus outbreak (“COVID-19”), we are, due to health and safety concerns, holding our Annual Meeting virtually. You may attend, vote and submit questions during the Annual Meeting via the Internet at https://agm.issuerdirect.com/plxp. You may also attend the Annual Meeting by proxy. We have designed the format of the Annual Meeting to ensure that you are afforded the same rights and opportunities to participate as you would at an in-person meeting, using online tools to ensure your access and participation. This Proxy Statement, along with a Notice of Annual Meeting of Stockholders and either a proxy card or a voting instruction card, are being mailed to stockholders beginning on or about October 6, 2021.

Questions and Answers about
the Proxy Materials and the Annual Meeting

Q:	Why did I receive this Proxy Statement?
A:	The Board is soliciting your proxy to vote at the Annual Meeting because you were a stockholder at the close of business on September 20, 2021, the record date, and are entitled to vote at the Annual Meeting.

This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to virtually attend the Annual Meeting to vote your shares.

Q:	What information is contained in this Proxy Statement?
A:	The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the Board and its committees, the compensation of directors and certain executive officers, and certain other required information.
Q:	What should I do if I receive more than one set of voting materials?
A:	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.
Q:	How may I obtain an additional set of proxy materials?
A:	All stockholders may write to us at the following address to request an additional copy of these materials:

PLx Pharma Inc.
9 Fishers Lane, Suite E
Sparta, New Jersey 07871
Attention: Rita O’Connor
E-mail: roconnor@plxpharma.com

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Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, you are considered, with respect to those shares, the “stockholder of record.” If you are a stockholder of record, this Proxy Statement, our 2020 Annual Report on Form 10-K, as amended (the “2020 Form 10-K”), and a proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. If you own shares held in street name, this Proxy Statement and the 2020 Form 10-K have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet, if the broker, bank or nominee offers these alternatives. Since a beneficial owner is not the stockholder of record, you may not vote these shares virtually at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. Once you have received a legal proxy from your broker, bank or nominee, it should be emailed to proxy@investor-com.com and should be labeled “Legal Proxy” in the subject line. Please include proof from your broker, bank or nominee of your legal proxy (e.g., a forwarded email from your broker, bank or other agent with your legal proxy attached, or an image of your legal proxy attached to your email). Requests for registration must be received by proxy@investor-com.com no later than 5:00 p.m. Eastern Time, on November 8, 2021.

Q:	What am I voting on at the Annual Meeting?
A:	You are voting on the following proposals:
•	to elect each of Gary Balkema, Kirk Calhoun, Robert Casale, John Hadden II, Michael Valentino and Natasha Giordano to serve as directors until the Company’s 2022 Annual Meeting of Stockholders and until their successors are duly elected and qualify;
•	to approve an amendment to the PLx Pharma Inc. 2018 Incentive Plan, as amended (the “Plan”), to increase the number of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), issuable under the Plan by 4,000,000 shares;
•	to consider an advisory vote on the compensation of our named executive officers as disclosed in this Proxy Statement;
•	to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and
•	to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board recommends a vote “FOR” the election of each of its nominees to the Board; “FOR” the approval of the amendment to the Plan to increase the number of shares of the Company’s Common Stock issuable under the Plan by 4,000,000 shares; “FOR” the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement; and “FOR” the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

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Q:	How do I vote?
A:	You may vote using any of the following methods:
•	With your proxy card or voting instruction card. Following the instructions on the proxy card or voting instruction card, you may complete, sign and date the card and return it in the prepaid envelope.
•	By telephone or the Internet (if available). If you own shares held in street name, you will receive voting instructions from your bank, broker or other nominee and may vote by telephone or on the Internet if they offer that alternative. Stockholders of record will not be able to vote by telephone or on the Internet.
•	Virtually at the Annual Meeting. All stockholders may vote virtually at the Annual Meeting. Stockholders who attend the virtual Annual Meeting should follow the instructions at https://agm.issuerdirect.com/plxp to vote or submit questions during the Annual Meeting. Voting online during the Annual Meeting will replace any previous votes, and the online polls will close at 9:05 a.m. Eastern Time on November 9, 2021. You may also be represented by another person at the Annual Meeting virtually by executing a proper proxy designating that person. If you own shares held in street name, you must obtain a legal proxy from your bank, broker or other nominee and present it to the inspector of election by e-mail at proxy@investor-com.com or fax at (203) 621-3333 with your ballot when you vote at the Annual Meeting.
Q:	If I beneficially own shares of Common Stock, can my broker, bank or other nominee vote my shares without my instructions?

If you do not give instructions to your broker, bank or other nominee, they can still vote your shares with respect to certain “discretionary” items, but they cannot vote your shares with respect to certain “non-discretionary” items. Other than the proposal regarding the ratification of our auditors, each of the proposals included in this Proxy Statement is a “non-discretionary” item. Any shares for which you do not provide instructions to your brokerage firm regarding how to vote for such proposal will be counted as “broker non-votes.” Broker non-votes are shares which are held in street name by a broker, bank or other nominee which indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter. In tabulating the voting results, shares that constitute broker non-votes will have no effect on the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is present. The approval of Proposal No. 4 (Ratification of Appointment of Independent Auditor) is a routine proposal on which a broker or other nominee is generally empowered to vote in the absence of voting instructions from the beneficial owner, so broker non-votes are unlikely to result from such proposal.

Please provide voting instructions to your broker, bank or other nominee regarding all proposals so that your vote can be counted.

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Q:	What can I do if I change my mind after I vote my shares?
A:	If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:
•	sending written notice of revocation to our Corporate Secretary;
•	submitting a new, proper proxy dated later than the date of the revoked proxy; or
•	attending the Annual Meeting and voting virtually.

If you beneficially own shares held in street name, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote via the Internet at the Annual Meeting if you obtain a legal proxy as described above. Virtual attendance at the Annual Meeting will not, by itself, revoke a proxy.

Q:	What if I return a signed proxy card, but do not vote for some of the matters listed on the proxy card?
A:	If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the Board’s recommendations as follows: “FOR” the election of each of its nominees to the Board; “FOR” the approval of the amendment to the Plan to increase the number of shares of the Company’s Common Stock issuable under the Plan by 4,000,000 shares; “FOR” the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement; and “FOR” the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.
Q:	Can my shares be voted if I do not return my proxy card or voting instruction card and do not attend the Annual Meeting?
A:	If you do not vote your shares held of record (registered directly in your name, not in the name of a bank or broker), your shares will not be voted.

If you do not vote your shares held in street name with a broker, your broker will not be authorized to vote on any proposal, other than the proposal regarding the ratification of our auditors. If your broker returns a valid proxy but is not able to vote your shares, they will constitute “broker non-votes,” which are counted for the purpose of determining the presence of a quorum, but otherwise do not affect the outcome of any matter being voted on at the Annual Meeting.

Q:	What are the voting requirements with respect to each of the proposals?
A:	For Proposal No. 1 (Election of Directors), each director nominee shall be elected by the majority of the votes cast (which includes votes withheld) with respect to that nominee’s election (meaning the number of shares voted “FOR” a nominee must exceed the number of shares voted “AGAINST” such nominee). Abstentions will have the effect of a vote “AGAINST” such proposal and broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the election of nominees.

Proposals No. 2 (Approval of the Plan Amendment) and 3 (Advisory Vote on Executive Compensation) require the affirmative (“FOR”) vote of the majority of the votes cast. Abstentions are not considered votes cast and will have no effect on the outcome of the vote for these proposals.

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Proposal No. 4 (Ratification of Appointment of Independent Auditors) requires the affirmative (“FOR”) vote of the majority of the votes cast. Abstentions are not considered votes cast and will have no effect on the outcome of the vote for this proposal. Brokers are entitled to vote on the ratification of the auditors.

Q:	How many votes do I have?
A:	You are entitled to one vote for each share of our Common Stock that you hold. As of September 20, 2021, the record date, there were 27,427,022 shares of Common Stock outstanding.
Q:	Is cumulative voting permitted for the election of directors?
A:	We do not use cumulative voting for the election of directors.
Q:	What happens if a nominee for director does not stand for election?
A:	If for any reason any nominee does not stand for election, any proxies we receive will be voted in favor of the remaining nominees and may be voted for a substitute nominee in place of the nominee who does not stand. We have no reason to expect that any of the nominees will not stand for election.
Q:	What happens if additional matters are presented at the Annual Meeting?
A:	Other than the four items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Natasha Giordano and Rita O’Connor, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.
Q:	How many shares must be present or represented to conduct business at the Annual Meeting?
A:	A quorum will be present if at least a majority of the outstanding shares of our Common Stock entitled to vote at the Annual Meeting, totaling 13,713,511 shares, is represented at the Annual Meeting, by proxy. Virtual attendance at the Annual Meeting constitutes presence in person for purposes of quorum at the Annual Meeting.

Both abstentions and broker non-votes (described above) are counted for the purpose of determining the presence of a quorum.

Q:	Where will the Annual Meeting be held?
A:	Given the extraordinary circumstances arising from the COVID-19 pandemic, we are, due to health and safety concerns, holding our Annual Meeting virtually. You may attend, vote and submit questions during the Annual Meeting via the Internet at https://agm.issuerdirect.com/plxp.
Q:	How can I attend the virtual Annual Meeting?
A:	You may attend the virtual Annual Meeting only if you were a stockholder of the Company as of the close of business on September 20, 2021, the record date, or if you hold a valid proxy for the Annual Meeting. To attend and participate in the Annual Meeting, stockholders of record will need to use their control number provided upon registration to log into https://agm.issuerdirect.com/plxp; beneficial owners will also need to use their control number provided upon registration to attend the virtual Annual Meeting. Instructions should also be provided on the voting instruction card provided by their broker, bank or other nominee.

The Annual Meeting will begin promptly on Tuesday, November 9, 2021, at 9:00 a.m., Eastern Time. We encourage you to access the Annual Meeting prior to the start time. You should allow adequate time for online check-in, which will begin at 8:45 a.m., Eastern Time.

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Q:	What is the deadline for voting my shares?
A:	If you hold shares as a stockholder of record, we must receive your vote by proxy before the polls close at the Annual Meeting, except that proxies submitted via the Internet or telephone must be received by 1:00 a.m., Eastern Time, on Tuesday, November 9, 2021.

If you hold shares in street name, please follow the voting instructions provided by your broker, bank or other nominee. You may vote these shares virtually at the Annual Meeting only if at the Annual Meeting you provide a legal proxy obtained from your broker, bank or other nominee.

Q:	Is my vote confidential?
A:	Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties except (i) as necessary to meet applicable legal requirements, (ii) to allow for the tabulation of votes and certification of the vote and (iii) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which we then forward to our management.
Q:	How are votes counted?
A:	For Proposal No. 1 (Election of Directors), you may vote “FOR” any or all nominees or your vote may be “WITHHELD” with respect to any or all nominees. For Proposals No. 2, 3 and 4, you may vote “FOR,” “AGAINST” or “ABSTAIN.” With regard to the outcome of voting, an abstention will have no effect on the outcome of any matter being voted on at the Annual Meeting, other than Proposal No. 1 (Election of Directors).
Q:	Where can I find the voting results of the Annual Meeting?
A:	We intend to announce preliminary voting results at the Annual Meeting and publish final voting results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting.
Q:	Who will bear the cost of soliciting votes for the Annual Meeting?
A:	The Company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We have retained InvestorCom LLC, at 19 Old Kings Highway S., Suite 210, Darien, CT 06820, to act as a proxy solicitor in connection with the Annual Meeting at a cost of $5,000 plus reasonable out-of-pocket expenses. If you have questions about the Annual Meeting, please call InvestorCom at (203) 972-9300 or toll free at (877) 972-0090, or email them at info@investor-com.com. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.
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Q:	How can I obtain the Company’s corporate governance information?
A:	The following information is available in print to any stockholder who requests it:
•	The Certificate of Incorporation, as amended
•	The Amended and Restated Bylaws of the Company (the “Bylaws”)
•	The charters of the following committees of the Board: the Audit Committee, the Nominating and Governance Committee and the Compensation Committee
•	The Code of Business Conduct and Ethics
Q:	How may I obtain the 2020 Form 10-K and other financial information?
A:	A copy of the 2020 Form 10-K is enclosed with this Proxy Statement. Stockholders may request another free copy of the 2020 Form 10-K and other financial information by contacting us at:

PLx Pharma Inc.
9 Fishers Lane, Suite E
Sparta, New Jersey 07871
Attention: Rita O’Connor
E-mail: roconnor@plxpharma.com

Alternatively, current and prospective investors can access the 2020 Form 10-K at https:// plxpharma.com. We will also furnish any exhibit to the 2020 Form 10-K if specifically requested. Our SEC filings are also available free of charge at the SEC’s website, www.sec.gov, and at the Investor Relations portion of our website, https://ir.plxpharma.com.

Q:	Do I have Dissenters’ Rights of Appraisal?
A:	The Company’s stockholders do not have appraisal rights under Delaware law or under the governing documents of the Company with respect to the matters to be voted upon at the Annual Meeting.
Q:	What if I have questions for the Company’s transfer agent?
A:	Please contact our transfer agent at the telephone number or address listed below with any questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

VStock Transfer, LLC
Mail Address: 18 Lafayette Place, Woodmere, NY 11598
Overnight Delivery Address: 18 Lafayette Place, Woodmere, NY 11598
Toll free for US and Canada: (855) 9VSTOCK
Outside of US and Canada: (212) 828-8436

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Q:	Who can help answer my questions?
A:	If you have any questions about the Annual Meeting or how to vote or revoke your proxy, please contact InvestorCom at:

InvestorCom LLC
19 Old Kings Highway S., Suite 210
Darien, CT 06820
Telephone: (203) 972-9300 or Toll Free (877) 972-0090
Fax: (203) 621-3333
E-mail: info@investor-com.com

You also can contact us at:

PLx Pharma Inc.
9 Fishers Lane, Suite E
Sparta, New Jersey 07871
Attention: Rita O’Connor

Telephone: (973) 409-6543

E-mail: roconnor@plxpharma.com

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Proposal No. 1: Election of Directors

There are six (6) nominees for election to the Board at the Annual Meeting: Gary Balkema, Kirk Calhoun, Robert Casale, John Hadden II, Michael Valentino and Natasha Giordano. All of our director nominees currently serve as directors of the Company.

Pursuant to the Company’s Amended and Restated Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock (the “Series A Certificate of Designation”), the holders of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), have the right, voting separately as a class, to elect one (1) director to the Board of Directors, for so long as Park West Asset Management LLC (“PWAM”) and its affiliates hold at least twenty-five percent (25%) of the issued and outstanding Series A Preferred Stock. Pursuant to the Company’s Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock (the “Series B Certificate of Designation”), the holders of the Company’s Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”), have the right, voting separately as a class, to elect one (1) director to the Board of Directors (the “Series B Director”), for so long as PWAM and its affiliates hold at least twenty-five percent (25%) of the issued and outstanding Series B Preferred Stock. However, for so long as PWAM has the right to elect a member of the Board under the Series A Certificate of Designation (the “Series A Director”), the Series B Director shall be the same individual as the Series A Director. The holders of a majority of the outstanding Series A Preferred Stock have, as of the date of this Proxy Statement, elected Anthony Bartsh as the Series A Director.

Each director is elected annually to serve until our next annual meeting of stockholders and until his or her successor is duly elected and qualifies. Except where authority to vote for directors has been withheld, it is intended that the proxies received pursuant to this solicitation will be voted “FOR” the nominees named below. If for any reason any nominee does not stand for election, such proxies will be voted in favor of the remainder of those named and may be voted for substitute nominees in place of those who do not stand. Management has no reason to expect that any of the nominees will not stand for election.

The following table and paragraphs set forth information regarding our current directors and nominees for election to the Board, including the business experience for the past five years (and, in some instances, for prior years) of each of our directors and director nominees and the experiences and skills that led to the conclusion that the nominees should serve as directors.

Name	Age	Position
Michael J. Valentino	67	Executive Chairman and Director
Natasha Giordano	61	President, Chief Executive Officer and Director
Gary S. Balkema	66	Director
Anthony Bartsh	42	Director
Kirk Calhoun	77	Director
Robert Casale	62	Director
John W. Hadden II	51	Director

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Michael J. Valentino.  Mr. Valentino has served as Executive Chairman of the Board since July 2011 and brings over 40 years of experience in the healthcare industry, including a broad range of critical leadership positions at both major pharmaceutical companies and venture backed start-ups. In June 2003, Mr. Valentino successfully built start-up Adams Respiratory Therapeutics into a fully integrated specialty pharmaceutical company with more than $490 million in annual revenue and leading OTC brands such as Mucinex® and Delsym®. Under his leadership, Adams completed its initial public offering in July 2005, which was ranked by The Wall Street Journal as the No. 1 Health Care IPO in 2005, and in December 2007, the Company entered into a definitive agreement under which it would be acquired by Reckitt Benckiser, a world leader in household cleaning, health and personal care, for approximately $2.3 billion. Previously, Mr. Valentino was President and Chief Operating Officer at Alpharma, a leading global generic pharmaceutical company. Prior to joining Alpharma, he served as Executive Vice President, Global Head Consumer Pharmaceuticals for Novartis AG. He earlier served as President and Chief Operating Officer of Novartis Consumer Healthcare, North America. Mr. Valentino was also President of Pharmacia & Upjohn’s Consumer Products Division. Throughout his career, Mr. Valentino has been at the forefront of seven major prescription to OTC switches including such well known consumer brands as Benadryl®, Rogaine Extra Strength®, Motrin Jr.®, Nasalcrom®, Lamisil®, Voltaren (EU) and Mucinex®. He currently serves as a Board Member of Assisted4Living Inc. (ASSF: OTC), a post acute provider of healthcare from birth through end of life. Mr. Valentino has also served as Chairman of the Consumer Healthcare Products Association. We believe Mr. Valentino is qualified to serve as a director due to his extensive experience in sales, marketing, general management and knowledge of the consumer products and pharmaceutical industries.

Natasha Giordano.  Ms. Giordano is our President, Chief Executive Officer and director since January 2016. She brings over 25 years of extensive experience in healthcare, including senior leadership positions and board director roles spanning across several pharmaceutical companies and sales and marketing service providers. Ms. Giordano serves as board director for Matinas BioPharma since September 2020, and previously served as a member of the Board of Directors of Aceto Corporation from December 2011 through October 2019. Ms. Giordano served as the Chief Executive Officer of ClearPoint Learning, Inc., a position she held from May 2015 through November 2015. She also served as a member of the Board of Directors of ClearPoint from December 2009 through November 2015. Previously, Ms. Giordano served as the Chief Executive Officer of Healthcare Corporation of America, from January 2014 through August 2014. From June 2009 to August 2012, Ms. Giordano served as Chief Operating Officer and then as Chief Executive Officer, President and as a member of the Board of Directors of Xanodyne Pharmaceuticals, Inc., a branded specialty pharmaceutical company with development and commercial capabilities focused on pain management and women’s health. Prior to that, she served as President, Americas for Cegedim Dendrite (formerly Dendrite International Inc.) from 2007 to 2008 and as Senior Vice President of the Global Customer Business Unit of Cegedim Dendrite from 2004 to 2007. She had been with Cegedim Dendrite since 2000 and served as Group President for the Global Business Unit for major customers, and Vice President of Global Sales. Earlier in her career, she worked nine years with Parke-Davis/Warner Lambert, then Pfizer, in several sales and marketing positions including Strategic Alliance management and Sales Integration. Ms. Giordano holds a Bachelor of Science degree in nursing from Wagner College. We believe Ms. Giordano is qualified to serve as a director due to her extensive experience in commercialization, general management and knowledge of the pharmaceutical and health care industries.

Kirk Calhoun.  Mr. Calhoun has a background in auditing and accounting, and has served as a director and as chair of the Company’s audit committee since February 2016. Mr. Calhoun joined Ernst & Young LLP, a public accounting firm, in 1965 and served as a partner of the firm from 1975 until his retirement in 2002. Mr. Calhoun currently serves as a member of the Board of Directors, as a member of the Compensation Committee and as Chair of the Audit Committee of NantHealth, Inc. and Ryerson Holding Corporation and previously served Great Basin Scientific, Inc., in the same capacities through 2017. Mr. Calhoun previously served on the boards and audit committees of six other public companies in the life sciences industry, including Abraxis Bioscience, Inc., Myogen, Inc., and Adams Respiratory Therapeutics, Inc. Mr. Calhoun also currently serves on the boards of three private companies in the life sciences industry. Mr. Calhoun received a B.S. in Accounting from the University of Southern California. We believe Mr. Calhoun is qualified to serve as a director due to his significant financial expertise and experience, particularly in the pharmaceutical industry.

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Gary S. Balkema.  Mr. Balkema has served as a director of the Company since February 2016. Mr. Balkema most recently served as the President of Bayer Healthcare LLC and Worldwide Consumer Care Division, retiring in 2011. He joined Bayer in 1995 as President of the U.S. Consumer Care Division to merge two OTC drug businesses and repositioned Bayer Aspirin following a ten-year decline into a growing business and assumed additional responsibilities over time culminating in leading their worldwide OTC business. Prior to Bayer, Mr. Balkema was Vice President and General Manager responsible for American Cyanamid Co.’s Lederle Consumer Health Division responsible for their OTC drug business. He joined American Cyanamid Co. in 1977 assuming increasing roles of responsibility over time. Mr. Balkema has served in the leadership of the key consumer products industry associations including Chairman of the Consumer Healthcare Products Association, Chairman of the World Self Medication Industry and on the leadership council for the National Association of Chain Drug Stores. We believe Mr. Balkema is qualified to serve as a director due to his experience in sales, marketing and management in both the consumer product and pharmaceutical industries.

Anthony Bartsh. Mr. Bartsh has served as a director of the Company since March 2019. Mr. Bartsh is a portfolio manager and partner at PWAM, a multi-billion dollar hedge fund based in the San Francisco Bay Area, since November 2011. Prior to PWAM, Mr. Bartsh was an investment analyst at Emrose Capital and Crosslink Capital. He graduated from the University of Notre Dame with a B.B.A. in Finance and Accounting. Mr. Bartsh was elected as a director by the holders of the outstanding Series A Preferred Stock. We believe Mr. Bartsh is qualified to serve as a director due to his financial and investment expertise and experience.

Robert Casale.  Mr. Casale has served as a director of the Company since February 2016. Mr. Casale has over 30 years of healthcare experience. Mr. Casale is also the Chief Strategic Officer of Fresh Branding Group, a boutique advertising agency. Since July 2013, Mr. Casale has been an independent consultant specializing in consumer healthcare and pharmaceutical marketing, strategic planning and business development. He was the Co-founder and Chief Executive Officer of Scerene Healthcare, a company dedicated to marketing pure and efficacious anti-aging skin care and feminine hygiene products, from February 2009 to June 2012 when the assets were sold to Enaltus. Prior to Scerene, Mr. Casale was the Chief Operating Officer of Adams Respiratory Therapeutics. He joined Adams in 2004 as Vice President, Marketing and Business Development and was named Chief Operating Officer in 2006. In addition to developing the award winning Mr. Mucus advertising campaign, he led the diversification of the Adams’ portfolio of products by launching Mucinex D and DM, Mucinex for Children, Mucinex Nasal Spray. He also led the acquisition of the Delsym brand, which nearly doubled in sales after two years at Adams. Mr. Casale began his career in 1983 at a Wall Street law firm and joined the legal division of Warner Lambert in 1986. In 1993, he was appointed Warner-Lambert’s Vice President of Marketing for the company’s upper respiratory and gastrointestinal (GI) consumer products and oversaw several brands, including Benadryl, Sudafed, Zantac 75 and Rolaids. He also served as a global vice president for Warner-Lambert’s GI and skin care businesses. Following Warner-Lambert’s acquisition by Pfizer Inc., he served as Vice President, Strategic Planning and Business Development for Pfizer’s Consumer Healthcare Division. He was Chairman of Topaz Pharmaceuticals, which was sold to Sanofi Aventis in 2011, was on the Board of Directors of NextWave Pharmaceuticals, which was sold to Pfizer in 2012 and was on the Board of Directors of Insight Pharmaceuticals, which was sold to Prestige Brands in 2014. We believe Mr. Casale is qualified to serve as a director due to his significant marketing and management experience in the consumer products and pharmaceutical industries.

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John W. Hadden II.  Mr. Hadden has served as a director of the Company since February 2016. Mr. Hadden is CEO and co-founder of ViroCell Biologics, an innovation-driven CDMO focused on manufacturing viral vectors and gene-modified cells for clients developing cell and gene-therapies, since November 2020. Mr. Hadden served as SVP Operations for Secura Bio, Inc. from May 2019 to September 2020. Between April 2017 and April 2019, Mr. Hadden consulted to several private biotechnology companies, Disruptive Capital,, and King’s Health Partners’ Hematology Institute, London. Mr. Hadden's extensive prior oncology and operating experience includes strategy, partnering, KOL outreach, clinical development, manufacturing, regulatory, intellectual property and capital raising. Mr. Hadden co-founded IRX Therapeutics, an immuno-oncology platform company, where he held roles of increasing responsibility, including CFO, COO, and CEO from January 2007 to March 2017. As CEO, he led the closing of a strategic transaction with Celgene Corporation. Mr. Hadden's M&A and capital raising experience was acquired in his first career as an investment banker at JP Morgan. Mr. Hadden earned his M.B.A. from Harvard Business School and a B.S. in Management, summa cum laude, from the A.B. Freeman School of Business, Tulane University. We believe Mr. Hadden is qualified to serve as a director due to his financial, investment banking, and extensive operating experience in the pharmaceutical industry.

Family Relationships

There are no family relationships among our executive officers, directors or persons nominated or chosen to become a director or officer of the Company, except that Michael Valentino, our Executive Chairman of the Board, and Steven Valentino, Vice President of Trade Sales, are siblings.

Related Person Transactions and Certain Relationships

Procedures for Review and Approval of Transactions with Related Parties

All transactions between us and any of our officers, directors, director nominees, principal stockholders or their immediate family members are required to be reviewed and approved by the Audit Committee or the Nominating and Governance Committee, as applicable. Such policy and procedures are set forth in the Code of Business Conduct and Ethics, as well as the Nominating and Governance Committee charter and the Audit Committee charter.

Preferred Stock Transactions

Anthony Bartsh, one of our directors, is an employee of PWAM, the holder of all of the Company’s Series A Preferred Stock and a majority of the Company’s Series B Preferred Stock. On December 20, 2018, the Company entered into a Purchase Agreement (the “Series A Purchase Agreement”) with Park West Investors Master Fund, Limited, a Cayman Islands exempted company (“PWIMF”) and Park West Partners International, Limited, a Cayman Islands exempted company (“PWPI” and together with PWIMF, the “Series A Investors”), at a time when Mr. Bartsh was not a director of the Company. On February 20, 2019, pursuant to the Series A Purchase Agreement, the Company issued 15,000 shares of the Company’s newly created Series A Preferred Stock to the Series A Investors at a price of $1,000 per share, for an aggregate purchase consideration of $15.0 million. The terms, rights, obligations and preferences of the Series A Preferred Stock are set forth in the Series A Certificate of Designation.

Pursuant to the Series A Certificate of Designation, the holders of the Series A Preferred Stock have the right, voting separately as a class, to elect a Series A Director to the Board, for so long as PWAM and its affiliates hold at least twenty-five percent (25%) of the issued and outstanding Series A Preferred Stock. The Series A Preferred Stockholders nominated and appointed Mr. Bartsh in March 2019 to serve as the Series A Director.

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On March 12, 2020, the Company entered into a Purchase Agreement (the “Series B Purchase Agreement”) with the Series A Investors and MSD Credit Opportunity Master Fund, L.P., a Cayman Islands limited partnership (collectively, the “Series B Investors”). On May 15, 2020, pursuant to the Series B Purchase Agreement, the Company issued 8,000 shares of the Company’s newly created Series B Preferred Stock to the Series B Investors at a price of $1,000 per share, for an aggregate purchase consideration of $8.0 million. The terms, rights, obligations and preferences of the Series B Preferred Stock are set forth in the Series B Certificate of Designation.

Pursuant to the Series B Certificate of Designation, the holders of the Series B Preferred Stock have the right, voting separately as a class, to elect a Series B Director, for so long as PWAM and its affiliates hold at least twenty-five percent (25%) of the issued and outstanding Series B Preferred Stock. However, for so long as PWAM has the right to elect a Series A Director, the Series B Director shall be the same individual as the Series A Director.

Private Placement

On November 16, 2020, the Company entered into a securities purchase agreement with certain institutional and accredited investors (collectively, the “Investors”), pursuant to which the Company agreed to issue and sell to the Investors an aggregate of 4,755,373 immediately separable units (the “Units”), with each Unit being comprised of (i) one share of the Company’s Common Stock and (ii) a warrant to purchase 1.1 shares of Common Stock (the “2020 Private Placement Warrants”), at a price per Unit of $3.787, for gross proceeds of approximately $18 million (the “Private Placement”). Michael Valentino, one of our executive officers, purchased 264,900 Units for an aggregate Unit purchase price of approximately $1,003,176 in the Private Placement.

Public Offering

On March 3, 2021, the Company entered into an Underwriting Agreement with Raymond James & Associates, Inc., as representative of the underwriters identified therein, pursuant to which the Company agreed to issue and sell 7,875,000 shares of Common Stock at a public offering price of $8.00 per share (the “Offering”). Michael Valentino, one of our executive officers, purchased 25,000 shares of our Common Stock in the Offering at the public offering price of $8.00 per share, for a total of $200,000.

Vote Required

Each nominee receiving a majority of the affirmative (“FOR”) votes cast at the Annual Meeting will be elected to the Board.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the election of each of its nominees to the Board to serve until the Company’s 2022 Annual Meeting of Stockholders and until their successors are duly elected and qualify.

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Proposal No. 2: APPROVAL OF AMENDMENT TO THE 2018 INCENTIVE STOCK PLAN

Our Board of Directors has unanimously adopted, and is submitting for stockholder approval, an amendment to the Plan to increase the number of shares of our Common Stock authorized for issuance under the Plan by 4,000,000 shares to continue to meet our compensation goals for current and future years. The Plan was initially approved by our stockholders and became effective on September 13, 2018 (the “Effective Date”), and was subsequently amended on November 10, 2020. The Board believes that the success of the Company is largely dependent on its ability to attract, retain and motivate highly-qualified employees and non-employee directors, and that by continuing to offer them the opportunity to acquire or increase their proprietary interest in the Company, the Company will enhance its ability to attract, retain and motivate such persons. Further, the Company strongly believes in aligning the interests of its directors, employees (especially its executive officers) and consultants with those of its stockholders. Past grants received by our executive officers and directors under the Plan during the 2020 fiscal year are set forth below in the sections titled “Executive Compensation” and “Compensation of Non-Employee Directors for Fiscal 2020”, respectively.

The purpose of amending the Plan, as more fully described below, is to increase the number of shares issuable under the Plan by 4,000,000 shares and make certain other technical changes and clarifications (the “Plan Amendment”). As of September 20, 2021, there were 27,427,022 shares of our Common Stock issued and outstanding, there were 3,000,000 shares authorized for issuance under the Plan and there were 429,650 shares of our Common Stock available for issuance under the Plan. Accordingly, our Board has determined that there are not sufficient shares of Common Stock available under the Plan to support compensation programs over the next several years, particularly given the Company’s intended growth in its number of employees due to the commercialization of VAZALORE™.

Accordingly, on August 3, 2021, subject to stockholder approval, our Board approved the Plan Amendment described in this Proposal No. 2, and our Board is now submitting the Plan Amendment, as reflected in the amended Plan attached to this Proxy Statement as Annex A (as so amended, the “Amended Plan”) for stockholder approval. As proposed for approval, the Plan Amendment, as set forth in the Amended Plan, will increase the number of shares of our Common Stock subject to the Plan by 4,000,000 shares and make certain other technical changes and clarifications. As described more fully below, we consider the Plan Amendment to be a key component of our compensation structure.

The closing sale price of our Common Stock quoted on the NASDAQ Capital Market (“Nasdaq”) on September 20, 2021, was $17.03 per share.

Description of the Plan Amendment

The following is a summary of the Plan Amendment, as reflected in the Amended Plan:

•	The second sentence of Section 1.3 of the Plan is amended in part to clarify the voting standard required to approve the Plan, and the words “holders of a majority of the shares of stock of the Company present or represented and entitled to vote” shall be replaced with the words “majority of the votes cast”.
•	Section 4.1 of the Plan is amended and restated in its entirety as follows:

“4.1 Number of Shares. Subject to adjustment as provided in Sections 4.2 and 4.3, the aggregate number of Shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be no more than 7,000,000 shares. Notwithstanding the foregoing, in order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Stock that may be delivered upon exercise of Incentive Stock Options shall be 1,250,000, as adjusted under Sections 4.2 and 4.3. Shares of Stock issued pursuant to the Plan may be either authorized but unissued Shares or Shares held by the Company in its treasury.”

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Description of the Amended Plan

The following is a summary of the material terms of the Amended Plan. This summary is not complete and is qualified in its entirety by reference to the full text of the Amended Plan attached to this Proxy Statement as Annex A, which assumes that this Proposal No. 2 is approved.

Purpose

The Amended Plan allows the Company to provide employees, consultants and all members of the Board who are selected to receive awards under the Amended Plan the opportunity to acquire an equity interest in the Company. The Board believes that equity incentives are a significant factor in attracting and motivating eligible persons whose present and potential contributions are important to the Company.

Key Provisions

The following is a summary of the key provisions of the Amended Plan:

Plan Termination Date:	Ten years from the Effective Date
Eligible Participants:	Employees, consultants and all members of the Board (except that only employees are eligible for Incentive Stock Options)
Shares Authorized:	No more than 7,000,000 shares
Award Types:	(1) Incentive Stock Options
(2) Non-qualified Stock Options
(3) Restricted Stock
(4) Stock Appreciation Rights
(5) Performance Bonus Awards
(6) Deferred Stock
(7) Restricted Stock Units
(8) Dividend Equivalents
(9) Performance Stock Units
(10) Performance Share Awards
(11) Other Stock-Based Awards
Vesting:	Determined by the Compensation Committee
Not Permitted:	Repricing of stock options and amendments that under the Internal Revenue Code of 1986, as amended (the “Code”) or Nasdaq rules require stockholder approval
Incentive Stock Option Limit:	No more than 1,250,000 shares may be issued pursuant to incentive stock options
Limitation on Number of Shares Granted to Non-Employee Directors:	The sum of the grant date fair value of equity-based awards and the amount of any cash-based awards granted to a Non-Employee Director during any calendar year, under the Amended Plan, may not exceed five hundred thousand dollars ($500,000).

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Awards Under the Amended Plan

Stock Options. The Amended Plan permits the Compensation Committee to issue incentive stock options and non-qualified stock options to participants, which directly link their financial success to that of the Company’s stockholders. The Compensation Committee shall determine the number of shares subject to options and all other terms and conditions of the options, including vesting requirements. In no event, however, may the exercise price of a stock option be less than 100% of the fair market value of the Company’s Common Stock on the date of the stock option’s grant, nor may any option have a term of more than ten years. Except for adjustments based on changes in the corporate structure or as otherwise provided in the Amended Plan, the terms of an option may not be amended to reduce the exercise price nor may options be canceled or exchanged for cash, other awards or options with an exercise price that is less than the exercise price of the original options.

Additionally, in the case of an incentive stock option granted to any individual who, at the date of grant, owns stock possessing more than ten percent (10%) of the total combined voting power all classes of stock of the Company, such incentive stock option shall be granted at a price that is not less than one hundred and ten percent (110%) of fair market value on the date of grant and such incentive stock option shall be exercisable for no more than five (5) years from the date of grant.

Stock Appreciation Rights. The Amended Plan permits the Compensation Committee to issue stock appreciation rights (“SARs”), either free-standing or in tandem with stock options. The Compensation Committee shall determine the number of SARs to be granted and other terms and conditions of the SARs. In no event, however, may the exercise of a SAR be less than 100% of the fair market value of the Company’s Common Stock on the date of grant, and the terms shall not exceed ten years. SARs may be settled in cash, stock, or a combination of both.

Restricted Stock and Restricted Stock Units. The Amended Plan permits the Compensation Committee to grant restricted stock awards. Each share of restricted stock shall be subject to such terms, conditions, restrictions, and/or limitations, if any, as the Compensation Committee deems appropriate, including, but not by way of limitation, restrictions on transferability and continued employment. Holders of shares of restricted stock may vote the shares and receive dividends on such shares. Notwithstanding the foregoing, with respect to a share of restricted stock, dividends shall only be paid out to the extent that the share of restricted stock vests. The vesting period for restricted stock shall be determined by the Compensation Committee, which may accelerate the vesting of any such award. The Compensation Committee may also grant restricted stock units, which have substantially the same terms as restricted stock, except that units have no voting rights, and unless otherwise determined by the Compensation Committee, will not receive dividends or dividend equivalents (which in an event shall only be paid out to the extent that the restricted stock units vest). The Compensation Committee may also grant unrestricted stock under this provision.

Performance Shares and Performance Stock Units. The Amended Plan permits the Compensation Committee to issue “performance shares” and “performance stock units.” These are contingent incentive awards that are converted into stock and/or cash and paid out to the participant only if specific performance goals are achieved over performance periods, as set by the Compensation Committee. If the performance goals are not achieved, the awards are canceled or reduced. Performance shares are each equivalent in value to a share of Common Stock (payable in cash and/or stock), while performance stock units are equal to a specific amount of cash.

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Stock Payments and Other Stock-Based Awards. The Amended Plan also permits the Compensation Committee to grant awards of deferred stock, dividend equivalents, other stock-based awards, and performance bonus awards as provided in the Amended Plan.

Eligible for Participation. Persons eligible to participate in the Amended Plan include employees, consultants and all members of the Board, as determined by the Compensation Committee.

Available Shares. The Amended Plan authorizes the issuance of up to an aggregate number of shares of Stock equal to 7,000,000. In the event of a stock split, stock dividend, or other change in the corporate structure of the Company, as described in the Amended Plan, affecting the shares that may be issued under the Amended Plan, an adjustment shall be made in the number and class of shares which may be delivered under the Amended Plan (including but not limited to individual grant limits). Upon termination of the Amended Plan, no further awards may be issued under the Amended Plan.

Other Information. The Amended Plan may be amended in whole or in part by the Board or the Compensation Committee with the approval of the Board and in certain circumstances with stockholder approval. Except as may otherwise be provided in an applicable award agreement or other written agreement entered into between the Company and a participant, in the event of a Change in Control (as defined in the Amended Plan), if the employee is terminated other than for “cause” on or within one year of a Change in Control or leaves for “Good Reason,” options and restricted stock (including restricted stock units) shall vest. In addition, unless otherwise determined by the Compensation Committee, the payout of performance stock units and performance shares shall be determined exclusively by the attainment of the performance goals established by the Compensation Committee, which may not be modified after the Change in Control, and the Company will not have the right to reduce the awards for any other reason. “Good Reason” means in connection with a termination of employment by a participant within one year following a Change in Control, (a) a material adverse alteration in the participant’s position or in the nature or status of the participant’s responsibilities from those in effect immediately prior to the Change in Control, or (b) any material reduction in the participant’s base salary rate or target annual bonus, in each case as in effect immediately prior to the Change in Control, or (c) the relocation of the participant’s principal place of employment to a location that is more than 50 miles from the location where the participant was principally employed at the time of the Change in Control or materially increases the time of the participant’s commute as compared to the participant’s commute at the time of the Change in Control (except for required travel on the Company’s business to an extent substantially consistent with the participant’s customary business travel obligations in the ordinary course of business prior to the Change in Control).

In addition, the Amended Plan provides that if the Company is required to prepare an accounting restatement due to material noncompliance with the financial reporting requirements of the securities laws, in certain cases the Compensation Committee may require the repayment of amounts paid under the Amended Plan in excess of what the employee would have received under the accounting restatement.

U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences under current law of equity-based awards that may be granted under the Amended Plan. It does not attempt to describe all possible federal or other tax consequences of participation in the Amended Plan or tax consequences based on particular circumstances. The exact federal income tax treatment of transactions under the Amended Plan will vary depending upon the specific facts and circumstances involved and participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares.

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Incentive Stock Options. Incentive stock options under the Amended Plan are intended to be eligible for the favorable tax treatment accorded “incentive stock options” under the Code. There generally are no federal income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant’s alternative minimum tax liability, if any.

If a participant holds stock acquired through exercise of an incentive stock option for at least two (2) years from the date on which the option is granted and at least one (1) year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be treated for tax purposes as long-term capital gain or loss.

Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (a) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (b) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain (or any loss) upon the disqualifying disposition will be a capital gain (or loss), which will be long-term or short-term depending on whether the stock was held for more than one (1) year.

To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Non-qualified Stock Options, Restricted Stock Awards, Restricted Stock Units, and Deferred Stock. Non-qualified stock options, restricted stock awards, restricted stock units and deferred stock granted under the Amended Plan generally have the following federal income tax consequences:

There are no tax consequences to the participant or the Company by reason of the grant of a non-qualified stock option. Upon exercise of the option, the participant ordinarily will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the exercise date over the exercise price. If the stock received pursuant to the exercise is subject to further vesting requirements, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects under Section 83(b) of the Code to be taxed on receipt of the stock.

There are no tax consequences to the participant or the Company by reason of the grant of restricted stock, restricted stock units or deferred stock awards. The participant ordinarily will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value over the purchase price, if any, when such award vests. Under certain circumstances, the participant may be permitted to elect under Section 83(b) of the Code to be taxed on the grant date.

With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. The Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the participant will generally recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock (if any) plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one (1) year.

Stock Appreciation Rights. No taxable income is generally recognized upon the receipt of a SAR, but upon exercise of the SAR, the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. The Company generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

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Performance Awards. A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or common shares, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

Stock Payments and Other Stock-Based Awards. A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and the Company generally will be entitled to a deduction for the same amount.

Section 409A of the Code. Most of the awards under the Amended Plan are exempt from Section 409A of the Code. To the extent that any award hereunder could be subject to Section 409A of the Code, it will be structured to comply with Section 409A of the Code.

Section 162(m) of the Code. The Tax Reform and Jobs Act of 2017 (“Tax Act”) generally eliminated the ability to deduct compensation qualifying for the “performance-based compensation” exception under Section 162(m) of the Code for tax years commencing after December 31, 2017. Section 162(m) of the Code imposes a $1 million limit on the amount that a public company may deduct for compensation paid to anyone who has ever been the Company’s chief executive officer, chief financial officer or one of the three highest compensated officers in any fiscal year beginning after December 31, 2016 (i.e., a “covered employee”). For 2017 and prior taxable years, an exception to this deduction limit applied to “performance-based compensation,” such as stock options and other equity awards that satisfied certain criteria. Under the Tax Act, the performance-based pay exception to Section 162(m) was eliminated, but a transition rule may allow the exception to continue to apply to certain performance-based compensation payable under written binding contracts that were in effect on November 2, 2017. The Board and the Compensation Committee intend to consider the potential impact of Section 162(m) on grants made under the Amended Plan, but reserve the right to approve grants of options and other awards for an executive officer that exceeds the deduction limit of Section 162(m). The Amended Plan is not intended to affect the grandfathered status of awards previously granted under the PLx Pharma Inc. 2015 Omnibus Incentive Plan that were intended to qualify as “performance-based compensation” under Section 162(m), if any.

New Plan Benefits

We cannot currently determine the awards that may be granted under the Amended Plan in the future to the executive officers named in this Proxy Statement, other officers, non-employee directors or other persons. The Compensation Committee will make such determinations from time to time.

Equity Compensation Plan Information

See “Securities Authorized for Issuance Under Equity Compensation Plans” described in the “Executive Compensation” section of this Proxy Statement.

Vote Required

The affirmative (“FOR”) vote of the majority of the votes cast at the Annual Meeting is required to approve the Plan Amendment.

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Recommendation of the Board

The Board unanimously recommends a vote “FOR” the approval of the Plan Amendment to increase the number of shares of the Company’s Common Stock issuable under the Plan by 4,000,000 shares and make certain other technical changes and clarifications.

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Proposal No. 3: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are required by Section 14A of the Securities Exchange Act of 1934, as amended, to provide our stockholders with an advisory vote to approve the compensation of our named executive officers. This proposal, commonly known as “Say-on-Pay,” asks our stockholders to vote, on a non-binding, advisory basis, on a resolution approving the compensation of our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, in the “Executive Compensation” section of this Proxy Statement.

We have established comprehensive compensation programs for our executive officers, including our named executive officers, and the “Executive Compensation” section of this Proxy Statement discloses information regarding the compensation of our named executive officers. Stockholders should reference and consider the information in this section when evaluating our approach to compensating our named executive officers.

Our Board of Directors, the Compensation Committee and the Compensation Committee’s independent compensation consultant, when appropriate, monitor executive compensation programs and adopt changes, when appropriate, to our compensation programs to reflect the competitive market in which we compete for talent, as well as general economic, regulatory and legislative developments affecting executive compensation.

The objectives of our executive compensation programs are to attract and retain the talented individuals needed to achieve long-term success and to motivate them to achieve goals designed to enhance long-term stockholder value. With these objectives in mind, the Compensation Committee has adopted the following compensation philosophy:

•	Targeting base salaries within the range of 50th-75th percentile of our peer group as a guide in determining executive compensation;
•	Designing annual cash incentives to provide awards above median market levels for comparable companies only for above median market performance;
•	Assigning target annual cash incentive bonus levels for our executive officers with more pay at risk in the event our performance objectives are not met; and
•	Considering competitive market factors, the size of the equity incentive plan pool, cost to the Company, the level of equity held by the executive and by other officers, and individual contribution to corporate performance when determining equity-based award grants.

Although the outcome of this advisory vote is non-binding, our Board and the Compensation Committee will review and consider the outcome of this vote when making future compensation decisions for our named executive officers.

Vote Required

The affirmative (“FOR”) vote of the majority of the votes cast at the Annual Meeting is required to approve the compensation of our named executive officers. The vote is an advisory vote, and therefore not binding.

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Recommendation of the Board

The Board unanimously recommends a vote “FOR” the approval of the compensation of our named executive officers as disclosed in this Proxy Statement.

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Proposal No. 4: Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee has appointed Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Although this appointment does not require ratification, the Board has directed that the appointment of Marcum LLP be submitted to stockholders for ratification due to the significance of the appointment. If stockholders do not ratify the appointment of Marcum LLP, the Audit Committee will consider the appointment of another independent registered public accounting firm. A representative of Marcum LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement and will be available to respond to appropriate questions.

Audit and Non-Audit Fees

The following table presents aggregate fees billed for professional services rendered by Marcum LLP, our independent registered public accounting firm for fiscal years 2020 and 2019. There were no other professional services rendered or fees billed by Marcum LLP for fiscal years 2020 and 2019.

Services Rendered	2020	2019
Audit Fees(1)	$100,000	$100,000
Audit-Related Fees(2)	$10,475	$21,000
Tax Fees(3)	$21,000	$28,630
All Other Fees	-	-

(1)	These fees include the audits of our annual consolidated financial statements for fiscal years 2020 and 2019 and the reviews of our consolidated financial statements included in our Quarterly Reports on Form 10-Q for fiscal years 2020 and 2019.
(2)	These audit-related fees in 2020 relate to the registration statements on Form S-3 filed with the SEC in June 2020 and December 2020. The fees in 2019 relate to the registration statement on Form S-3 filed with the SEC in March 2019.
(3)	The tax fees in 2020 relate to filings for fiscal year 2019. The fees in 2019 relate to 2018 and 2017.

Pre-Approval Policies and Procedures

All services provided by our independent registered public accounting firm are subject to pre-approval by our Audit Committee. The Audit Committee has also adopted policies and procedures that are detailed as to the particular service and that do not include delegation of the Audit Committee’s responsibilities to management under which management may engage our independent registered public accounting firm to render audit or non-audit services. Before granting any approval, the Audit Committee gives due consideration to whether approval of the proposed service will have a detrimental impact on the independence of the independent registered public accounting firm. The full Audit Committee pre-approved all services provided by Marcum LLP for fiscal years 2020 and 2019.

Vote Required

The affirmative (“FOR”) vote of the majority of the votes cast at the Annual Meeting is required to ratify the appointment of Marcum LLP as our registered public accounting firm for the fiscal year ending December 31, 2021.

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Recommendation of the Board

The Board unanimously recommends a vote “FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of September 20, 2021, by:

•	each person, or group of affiliated persons, known to us to beneficially own more than 5% of our outstanding Common Stock;
•	each of our directors, director nominees and named executive officers; and
•	all of our directors and executive officers as a group.

The amounts and percentages of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. The information relating to our 5% beneficial owners is based on information we received from such holders. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of a security, or investment power, which includes the power to dispose of or to direct the disposition of a security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within sixty (60) days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Except as otherwise set forth below, the address of the persons listed below is c/o PLx Pharma Inc., 9 Fishers Lane, Suite E, Sparta, New Jersey 07871 and each of the persons listed has, to our knowledge, sole voting and investment power with respect to the indicated shares of Common Stock.

Name of Beneficial Owner	Number of Shares of Common Stock	Percentage of Outstanding Common Stock (1)
5% or Greater Stockholders
Level One Partners, LLC(2)	2,799,874	9.99%
MSD Partners, L.P.(3)	2,520,161	8.78%
Park West Asset Management LLC(4)	2,852,434	9.90%
White Rock Capital Management L.P. (5)	2,897,371	9.99%

Directors and Named Executive Officers
Michael J. Valentino(6)	1,061,013	3.79%
Natasha Giordano(7)	620,655	2.21%
Rita M. O’Connor(8)	242,420	*
Gary S. Balkema(9)	47,779	*
Anthony Bartsh	-	-
Kirk Calhoun(10)	44,009	*
Robert Casale(11)	45,044	*
John W. Hadden II(12)	46,024	*
All current executive officers and directors as a group (8 persons)(13)	2,106,944	7.26%

____________
* Represents holdings of less than 1% of shares outstanding.

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(1)	The applicable percentage of ownership for each beneficial owner is based on 27,427,022 shares of Common Stock outstanding as of September 20, 2021. Shares of our Common Stock issuable upon exercise of options, warrants or other rights or the conversion of other convertible securities beneficially owned that are exercisable or convertible within sixty (60) days are deemed outstanding for the purpose of computing the percentage ownership of the person holding such securities and rights and all executive officers and directors as a group.

(2)	Based on information contained in a report on Form 3 filed jointly by Level One Partners, LLC, Robert D. Hardie and Molly G. Hardie (collectively, the “Level One Parties”) on March 16, 2021. Consists of (i) 1,320,306 shares of Common Stock, (ii) 875,000 shares of Common Stock held by Mr. Hardie, and (iii) 1,452,337 shares of Common Stock issuable upon exercise of the 2020 Private Placement Warrants, subject to the limitations described below. The 2020 Private Placement Warrants contain a provision prohibiting exercise to the extent that the holder, together with its affiliates, would beneficially own in excess of 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise. As a result of the foregoing, the Level One Parties may be deemed to beneficially own (i) 1,320,306 shares of Common Stock held by the Level One Parties, (ii) 875,000 shares of Common Stock held by Mr. Hardie, and (iii) 604,568 shares of Common Stock out of the 1,452,337 shares of Common Stock underlying the 2020 Private Placement Warrants. Robert D. Hardie and Molly G. Hardie may be deemed to share voting and dispositive power with respect to the securities beneficially held by Level One Partners, LLC. The address of each of Level One Partners, LLC, Mr. Hardie and Ms. Hardie is 210 Ridge McIntire Road, Suite 350 Charlottesville, Virginia 22903.

(3)	Based on information contained in a report on Schedule 13G filed jointly by MSD Partners, L.P. (“MSD Partners”) and MSD Credit Opportunity Master Fund, L.P. (“MSD Credit Opportunity Master Fund” and together with MSD Partners, “MSD”) on May 26, 2020 and information provided to us by MSD. Consists of (i) 1,875,000 shares of Common Stock and (ii) subject to the limitations described below, 2,000 shares of Series B Preferred Stock, convertible into 645,161 shares of Common Stock. The Series B Preferred Stock contains a provision prohibiting conversion to the extent that the holder, together with its affiliates, would beneficially own in excess of 9.9% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion. MSD Partners is the investment manager of, and may be deemed to beneficially own securities beneficially owned by MSD Credit Opportunity Master Fund. MSD Partners (GP), LLC (“MSD GP”) is the general partner of, and may be deemed to beneficially own securities beneficially owned by, MSD Partners. Each of John Phelan and Marc R. Lisker is a manager of, and may be deemed to beneficially own securities beneficially owned by, MSD GP.

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(4)	Based on information contained in a report on Schedule 13D/A filed jointly by PWAM, PWIMF, PWPI and Peter S. Park on June 11, 2021. Consists of 1,332,191 shares of Common Stock and, subject to the limitations described below, 11,423 shares of Series A Preferred Stock, convertible into 5,155,946 shares of Common Stock, warrants to purchase up to 902,528 shares of Common Stock, and 330 shares of Series B Preferred Stock, convertible into 113,304 shares of Common Stock held by PWIMF; and PWPI held 141,027 shares of Common Stock and, subject to the limitations described below, 1,219 shares of Series A Preferred Stock, convertible into 550,214 shares of Common Stock, warrants to purchase up to 115,653 shares of Common Stock, and 34 shares of Series B Preferred Stock, convertible into 11,673 shares of Common Stock. Each of the Series A Preferred Stock and Series B Preferred Stock contain a provision prohibiting conversion to the extent that the holder, together with its affiliates, would beneficially own in excess of 9.9% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion. The warrants expire on June 14, 2027 and contain a provision prohibiting exercise to the extent that the holder, together with its affiliates, would beneficially own in excess of 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise. As a result of the foregoing, PWAM and Mr. Park may be deemed to beneficially own 2,852,434 shares of Common Stock, and PWIMF may be deemed to beneficially own 2,852,434 shares of Common Stock. Each of Mr. Park and PWAM has shared power to vote or direct the vote of 2,852,434 shares of Common Stock. Each of Mr. Park and PWAM has shared power to dispose or direct the disposition of 2,852,434 shares of Common Stock. PWIMF has shared power to vote or direct the vote of 2,852,434 shares of Common Stock. PWIMF has shared power to dispose or direct the disposition of 2,852,434 shares of Common Stock. PWAM is the investment manager to PWIMF and PWPI, and Mr. Park is the sole member and manager of PWAM. Each of PWAM and Mr. Park specifically disclaims beneficial ownership in the shares of Common Stock reported herein except to the extent of their pecuniary interest therein. The address of Mr. Park, PWAM, PWIMF and PWPI is c/o Park West Asset Management LLC, 900 Larkspur Landing Circle, Suite 165, Larkspur, California 94939.

(5)	Based on information contained in a report on Schedule 13G filed jointly by White Rock Capital Management, L.P. (“White Rock Management”), White Rock Capital Partners, L.P. (“White Rock Partners”), White Rock Capital (TX), Inc., corporation (“White Rock, Inc.”), Thomas U. Barton, and Joseph U. Barton (collectively, “White Rock”) on December 16, 2020. Consists of (i) 1,320,306 shares of Common Stock and, subject to the limitations described below, (ii) warrants to purchase 1,452,337 shares of Common Stock issuable upon exercise of the 2020 Private Placement Warrants and (iii) warrants to purchase 436,364 shares of Common Stock issuable upon exercise of a warrant issued in 2017 (together with the 2020 Private Placement Warrants, the “Warrants”). The Warrants contain a provision prohibiting exercise to the extent that the holder, together with its affiliates, would beneficially own in excess of 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise. As a result of the foregoing, White Rock may be deemed to beneficially own 1,320,306 shares of Common Stock and 1,577,065 out of the 1,888,701 shares of Common Stock issuable upon exercise of the Warrants. White Rock Management may be deemed to exercise voting and/or dispositive power over the shares held for the account of White Rock Partners. The general partner of White Rock Partners is White Rock Management, the general partner of which is White Rock, Inc. Thomas U. Barton and Joseph U. Barton are the shareholders of White Rock, Inc. In such capacities, each of Thomas U. Barton and Joseph U. Barton may be deemed to be the beneficial owner of the shares held for the account of White Rock Partners. The address and principal business office of each of White Rock Management, White Rock, Inc., White Rock Partners, Thomas U. Barton and Joseph U. Barton is 3131 Turtle Creek Boulevard, Suite 800, Dallas, Texas 75219.

(6)	Consists of 494,690 shares of Common Stock, options to purchase 245,842 shares of Common Stock exercisable within 60 days of September 20, 2021 and warrants to purchase 320,481 shares of Common Stock exercisable within 60 days of September 20, 2021.

(7)	Consists of 1,086 shares of Common Stock and options to purchase 619,569 shares of Common Stock exercisable within 60 days of September 20, 2021.

(8)	Consists of 12,970 shares of Common Stock and options to purchase 229,450 shares of Common Stock exercisable within 60 days of September 20, 2021.

(9)	Consists of 5,445 shares of Common Stock and options to purchase 42,334 shares of Common Stock exercisable within 60 days of September 20, 2021.

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(10)	Consists of 1,675 shares of Common Stock and options to purchase 42,334 shares of Common Stock exercisable within 60 days of September 20, 2021.

(11)	Consists of 2,710 shares of Common Stock and options to purchase 42,334 shares of Common Stock exercisable within 60 days of September 20, 2021.

(12)	Consists of 3,690 shares of Common Stock and options to purchase 42,334 shares of Common Stock exercisable within 60 days of September 20, 2021.

(13)	Consists of 522,266 shares of Common Stock, options to purchase 1,264,197 shares of Common Stock exercisable within 60 days of September 20, 2021 and warrants to purchase 320,481 shares of Common Stock exercisable within 60 days of September 20, 2021.

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Corporate Governance

Director Independence

The Board has determined that all of our non-employee directors are independent within the meaning of the SEC rules. The Board has also determined that all directors serving on the Audit Committee, the Compensation Committee and the Nominating and Governance Committee are independent within the meaning of the SEC rules with respect to membership on each such committee.

Board and Committee Meetings

During the fiscal year ended December 31, 2020, the Board met or took action in writing five (5) times, the Audit Committee met or took action in writing four (4) times, the Compensation Committee met or took action in writing four (4) times and the Nominating and Governance Committee met or took action in writing three (3) times. Each of the directors then serving attended at least 75% or more of the aggregate of (i) the total number of meetings of the Board (held during the period for which he or she served as a director), and (ii) the total number of meetings held by all committees of the Board on which he or she served (during the periods that he served on such committees). All of our then-incumbent directors attended our 2020 Annual Meeting of Stockholders.

We have no written policy regarding director attendance at annual meetings of stockholders.

Board Committees

Our Board has three standing committees to assist it with its responsibilities. These committees are described below.

Audit Committee. The primary purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the consolidated financial statements of the Company. The Audit Committee is also charged with the review and approval of all related party transactions involving the Company. The current members of the Audit Committee are Messrs. Balkema, Calhoun and Hadden. Mr. Calhoun currently serves as Chairman of the Audit Committee. The Board has determined that Mr. Calhoun is an audit committee financial expert, as defined by the SEC rules, based on his past business experience and financial certifications. Each member of the Audit Committee is independent as defined in applicable Nasdaq listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended. The Audit Committee charter is posted in the “Investors – Corporate Governance” section of our website at https://plxpharma.com.

Compensation Committee. The duties and responsibilities of the Compensation Committee include, among other things, reviewing and approving the Company’s general compensation policies, setting compensation levels for the Company’s executive officers, setting the terms of and grants of awards under share-based incentive plans and retaining and terminating executive compensation consultants. The current members of the Compensation Committee are Messrs. Balkema, Calhoun, Casale and Hadden. Mr. Casale currently serves as Chairman of the Compensation Committee. The Compensation Committee charter is posted in the “Investors – Corporate Governance” section of our website at https:// plxpharma.com.

Nominating and Governance Committee. The duties and responsibilities of the Nominating and Governance Committee include, among other things, assisting the Board in identifying individuals qualified to become Board members and recommending director nominees for the next annual meeting of stockholders, and taking a leadership role in shaping the corporate governance of the Company. The current members of the Nominating and Governance Committee are Messrs. Balkema, Calhoun, Casale and Hadden. Mr. Balkema currently serves as Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee charter is posted in the “Investors – Corporate Governance” section of our website at https://plxpharma.com.

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Director Nominations

The Nominating and Governance Committee evaluates and recommends candidates for membership on the Board consistent with the criteria established by the committee. The Nominating and Governance Committee has not formally established any specific, minimum qualifications that must be met by each candidate for the Board or specific qualities or skills that are necessary for one or more of the members of the Board to possess. However, the Nominating and Governance Committee, when considering a candidate, will factor into its determination the following qualities of a candidate: educational background; diversity of professional experience, including whether the person is a current or former Chief Executive Officer or Chief Financial Officer or the head of a division of a successful company; knowledge of our business; integrity; professional reputation; strength of character; mature judgment; relevant technical experience; diversity; independence; wisdom; and ability to represent the best interests of our stockholders. The Nominating and Governance Committee may also consider such other factors as it may deem to be in the best interests of the Company and our stockholders.

The Nominating and Governance Committee uses the same criteria for evaluating candidates nominated by stockholders and self-nominated candidates as it does for those proposed by other Board members, management and search companies. For more information on how stockholders can nominate candidates for election as directors, see “Stockholder Proposals” below.

The Nominating and Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, thereby balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board up for re-election at an upcoming annual meeting of stockholders does not wish to continue in service, the Nominating and Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating and Governance Committee and Board will be polled for suggestions as to individuals meeting the criteria of the Nominating and Governance Committee. Research may also be performed to identify qualified individuals. If the Nominating and Governance Committee believes that the Board requires additional candidates for nomination, it may explore alternative sources for identifying additional candidates. Alternative sources may include engaging, as appropriate, a third-party search firm to assist in identifying qualified candidates.

While we do not have a specific policy related to Board diversity, the Board seeks nominees with a broad diversity of experience, expertise and backgrounds. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities and meet its objectives. Nominees are not discriminated against on the basis of race, gender, religion, national origin, sexual orientation, disability or any other basis prescribed by law.

Board Leadership Structure

The Board is led by Michael Valentino, our Executive Chairman of the Board since July 2011. The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Executive Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based on the then-current position and direction of the Company and the membership of the Board. The Board has determined that separating the roles of Chief Executive Officer and Executive Chairman of the Board is in the best interests of the Company’s stockholders at this time. This structure permits the Chief Executive Officer to focus exclusively on the management of our day-to-day operations and the Board to provide appropriate oversight.

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Board Role in Risk Oversight

Senior management is responsible for assessing and managing our various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. The Board is responsible for overseeing management in the execution of its responsibilities and for assessing our approach to risk management. The Board exercises these responsibilities periodically as part of its meetings and also through the Board’s three committees, each of which examines various components of enterprise risk as part of its responsibilities. Members of each committee report to the full Board at the next Board meeting regarding risks discussed by such committee. In addition, an overall review of risk is inherent in the Board’s consideration of our long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters.

Hedging and Pledging Policies

We maintain a policy on insider trading that prohibits the Company’s directors, officers and employees from engaging in any hedging or monetization transactions, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds. The insider trading policy also prohibits directors, officers and employees from placing the Company’s securities in a margin account as collateral for a margin loan or pledging the Company securities as collateral for a loan.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code of Ethics”), which covers a wide range of business practices and procedures and is intended to ensure to the greatest extent possible that our business is conducted in a consistently legal and ethical manner. The Code of Ethics is consistent with how we have always conducted our business and applies to all of our directors, officers and other employees, including our principal executive officer and principal financial and accounting officer. A copy of the Code of Ethics is publicly available in the “Investors – Corporate Governance” section of our website at https://plxpharma.com. We intend to promptly disclose on our website any grant of waivers from or amendments to a provision of the Code of Ethics following such amendment or waiver.

Stockholder Communications with the Board

Any stockholder wishing to do so may communicate directly with the Board or specified individual directors by writing to:

Board of Directors (or name of individual director)

c/o Corporate Secretary

9 Fishers Lane, Suite E

Sparta, New Jersey 07871

All communications that are reasonably related to the Company or its business will be directed by the Corporate Secretary to the Board, or particular Board members, not later than the next regularly scheduled meeting of the Board. Notwithstanding the foregoing, the Corporate Secretary has the authority to discard or disregard or take other appropriate actions with respect to any inappropriate communications, such as unduly hostile, illegal or threatening communications.

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Additionally, the Audit Committee has established procedures for the receipt, retention and confidential treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including procedures for confidential, anonymous submissions by employees with respect to such matters. Employees and stockholders may raise a question or concern to the Audit Committee regarding accounting, internal accounting controls or auditing matters by writing to:

Chairman, Audit Committee

c/o Corporate Secretary

9 Fishers Lane, Suite E

Sparta, New Jersey 07871

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AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the consolidated financial statements for the fiscal year ended December 31, 2020, with both management and Marcum LLP, the Company’s independent registered public accounting firm. In its discussion, management has represented to the Audit Committee that the Company’s consolidated financial statements for the fiscal year ended December 31, 2020 were prepared in accordance with generally accepted accounting principles.

The Audit Committee meets with the Company’s independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. The Audit Committee has discussed with Marcum LLP the matters required to be discussed by Statement on Auditing Standard No. 1301, “Communications with Audit Committees,” issued by the Public Company Accounting Oversight Board. Marcum LLP reported to the Audit Committee regarding the critical accounting estimates and practices and the estimates and assumptions used by management in the preparation of the audited consolidated financial statements as of December 31, 2020 and for the fiscal year then ended, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of use of such alternative treatments and the treatment preferred by Marcum LLP.

Marcum LLP provided a report to the Audit Committee describing the Company’s internal quality-control procedures and related matters. Marcum LLP also provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding Marcum LLP’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with Marcum LLP its independence. When considering Marcum LLP’s independence, the Audit Committee considered, among other matters, whether Marcum LLP’s provision of non-audit services to the Company is compatible with maintaining the independence of Marcum LLP. All audit and permissible non-audit services in 2020 and 2019 were pre-approved pursuant to these procedures.

Based on the Audit Committee’s review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

AUDIT COMMITTEE

Kirk Calhoun (Chairman) Gary S. Balkema John W. Hadden II

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MANAGEMENT

Executive Officers of the Company

The following table contains the name, position and age of our current executive officer of the Company who is not a director.

Name	Position	Age
Rita M. O’Connor	Chief Financial Officer	53

Rita M. O’Connor. Ms. O’Connor has served the Company as Chief Financial Officer since July 2017 and in August 2019 added manufacturing and supply chain to areas of responsibility. She brings over 25 years of finance leadership in both public and private pharmaceutical and over-the counter companies. Ms. O’Connor serves as a member of the Board of Directors and chairperson of the audit committee for uLab Systems since January 2021. Previously she served as Chief Financial Officer of Kent Place School, an all-girls college preparatory school, from July 2013 to June 2017. She was previously the Chief Financial Officer and Chief Information Officer at Xanodyne Pharmaceuticals, Inc., an integrated specialty pharmaceutical company focused on pain management and women’s health, prior to which she was Chief Financial Officer and Treasurer of Adams Respiratory Therapeutics, a specialty pharmaceutical company focused on OTC and prescription products for the treatment of respiratory disorders. Earlier in her career she held positions of increasing responsibility during a seven-year tenure at Schering-Plough Corporation. She began her career at Deloitte and Touche. Ms. O’Connor is a licensed certified public accountant and earned her Bachelor of Science in Accounting from Rutgers University.

Executive Compensation

Summary Compensation Table for Fiscal 2020 and 2019

The following table sets forth the cash and non-cash compensation for the fiscal years ended December 31, 2020 and 2019 earned by our named executive officers:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (1)	Nonequity incentive plan compensation ($) (2)	Nonqualified deferred compensation earnings ($)	All other compensation ($) (3)		Total ($)
Michael J. Valentino	2020	$250,000	$-	$-	$696,800	$156,250	$-	$-		$1,103,050
Executive Chairman and Director	2019	$234,375	$-	$-	$327,200	$118,750	$-	$-		$680,325

Natasha Giordano	2020	$530,000	$-	$-	$1,524,250	$364,375	$-	$17,953	(4)	$2,436,578
President, Chief Executive Officer and Director	2019	$468,750	$-	$-	$865,751	$265,000	$-	$20,353	(4)	$1,619,854

Rita M. O'Connor	2020	$385,000	$-	$-	$757,770	$240,625	$-	$12,500		$1,395,895
Chief Financial Officer	2019	$347,917	$-	$-	$505,831	$192,500	$-	$12,500		$1,058,748

(1)	Value of stock options awards was calculated using Black Scholes pricing model with assumptions discussed in Note 6 to the Company’s financial statements as of and for the year ended December 31, 2020.

(2)	Amounts related to incentive compensation earned in 2020 and 2019 based on performance criteria established by the Board and paid in 2021 and 2020.

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(3)	Includes automobile allowance.

(4)	Includes the dollar value of insurance premiums paid by, or on behalf of, the Company with respect to life insurance.

Employment Agreements

The following summaries set forth the material terms of the employment agreements entered into with the Company’s named executive officers. Each such agreement provides generally that, in the event the named executive officer’s role is terminated by the Board without cause or the named executive officer resigns for “good reason,” they will be entitled to receive an amount equal to their annual base salary, plus any incentive compensation earned but unpaid as of the date of termination, and their stock option grant will become fully vested as of the date of termination.

Michael J. Valentino, Executive Chairman of the Board and Director

Mr. Valentino entered into an employment agreement with the Company, effective as of April 1, 2016, as amended on March 7, 2019, providing for a base salary of $237,500 per year effective February 1, 2019, subject to annual review and adjustment by the Board. Mr. Valentino is also eligible for a potential incentive award bonus of up to 50% (or a higher or lower amount if so determined by the Board) of his base salary on an annualized basis. Mr. Valentino’s employment agreement provides for the grant of an initial stock option award equal to 112,509 shares of Common Stock, which became exercisable on July 22, 2018, generally subject to Mr. Valentino’s continued employment or consulting relationship with the Company. The options have an exercise price per share of $12.44, with a term of ten years from the date of grant.

Natasha Giordano, President and Chief Executive Officer

Ms. Giordano was appointed as the Company’s President and Chief Executive Officer pursuant to an employment agreement effective January 1, 2016, as amended on March 7, 2019. Ms. Giordano’s amended employment agreement provides that she will receive a base salary of $475,000 effective February 1, 2019 subject to annual review and adjustment by the Board. Ms. Giordano is also eligible for a potential incentive award bonus of up to 50% (or a higher or lower amount if so determined by the Board) of her base salary on an annualized basis. Ms. Giordano is also eligible to participate in any employee benefit plans that may be available to the Company’s employees, subject to the terms of those plans. Ms. Giordano’s employment agreement provides for an initial stock option award equal to 216,580 shares of Common Stock, which became exercisable on September 25, 2018, generally subject to Ms. Giordano’s continued employment with the Company. The options have an exercise price per share of $12.44, with a term of ten years from the date of grant.

Rita M. O’Connor, Chief Financial Officer

Ms. O’Connor entered into an employment agreement with the Company, effective as of July 1, 2017, as amended on March 16, 2018, March 7, 2019 and August 3, 2021, providing for a base salary of $325,000 per year effective February 1, 2019, subject to annual review by the Board. Ms. O’Connor is also eligible for a potential incentive award bonus of up to 50% (or a higher or lower amount if so determined by the Board) of her base salary on an annualized basis. Ms. O’Connor is also eligible to participate in any employee benefit plans that may be available to the Company’s employees, subject to the terms of those plans. Ms. O’Connor’s employment agreement also provides for a grant of an initial stock option award equal to 60,000 shares of Common Stock, of which 20,000 vested on each of July 1, 2018 and July 1, 2019, and July 1, 2020, generally subject to Ms. O’Connor’s continued employment. The options have an exercise price per share of $6.28, with a term of ten years from the date of grant.

35

Outstanding Equity Awards at Fiscal Year End

The following table sets forth equity incentive plan awards for each named executive officer outstanding as of December 31, 2020:

	Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
Michael J. Valentino	4/19/2017	112,509	-	$12.44	7/22/2025
Executive Chairman and Director	3/14/2019(1)	26,666	53,334	$5.79	3/14/2029
	3/20/2020(1)	-	80,000	$2.16	3/20/2030
	11/18/2020(1)	-	160,000	$5.15	11/18/2030

Natasha Giordano	4/19/2017	216,580	-	$12.44	9/25/2025
President, Chief Executive Officer and Director	8/11/2017	86,872	-	$6.72	8/11/2027
	3/14/2019(1)	70,558	141,117	$5.79	3/14/2029
	3/20/2020(1)	-	175,000	$2.16	3/20/2030
	11/18/2020(1)	-	350,000	$5.15	11/18/2030

Rita M. O'Connor	7/1/2017	60,000	-	$6.28	7/1/2027
Chief Financial Officer	3/14/2019(1)	41,225	82,450	$5.79	3/14/2029
	3/20/2020(1)	-	87,000	$2.16	3/20/2030
	11/18/2020(1)	-	174,000	$5.15	11/18/2030

(1) The option awards vest in three equal installments on the three anniversary dates following the grant date, generally subject to such named executive officer’s continued employment with the Company.

Potential Payments Upon Termination or Change-in-Control

The employment agreements for each of our named executive officers provide for severance payments of (i) the named executive officer’s annual base salary (except for Ms. Giordano and Ms. O’Connor, who shall each be entitled to receive 150% of her annual base salary), (ii) the annual bonus for a previously completed year but unpaid as of the employment termination date, and (iii) a pro rata portion of the annual bonus the named executive officer would have earned for the fiscal year in which the employment termination occurs in the event the employment is terminated, either voluntarily with “Good Reason” or by the Company without “Cause”, as defined in the applicable employment agreement. The severance payments are to be payable in one lump sum payment following the date of employment termination according to our regular payroll practices and policies. A named executive officer receiving severance payments is also entitled to such employee benefits (including equity compensation), if any, as to which such named executive officer may be entitled under the Company’s employee benefit plans as of the employment termination date.

36

Compensation of Non-Employee Directors for Fiscal 2020

The following table presents a summary of the compensation earned by each non-employee director receiving compensation who served on the Board during the fiscal year ended December 31, 2020:

Name	Fees earned or paid in cash ($)	Option awards ($)	All other compensation ($)	Total ($)
Gary S. Balkema	50,000	174,200	-	224,200
Kirk Calhoun	55,000	174,200	-	229,200
Robert Casale	50,000	174,200	20,000	244,200
John W. Hadden II	40,000	174,200	-	214,200
Anthony Bartsh	-	-	-	-

Cash Retainer Compensation

Non-employee members of our Board receiving compensation are paid an annual cash retainer for their service, with additional compensation for chairing a committee of the Board. In addition, Mr. Casale received compensation for additional services. The compensation paid to the non-employee members of the Board receiving compensation is indicated in the chart below:

2020 Director Cash Compensation
Director Annual Retainer (all)	$40,000
Additional Annual Retainer to Audit Committee Chairperson	$15,000
Additional Annual Retainer to Compensation Committee Chairperson	$10,000
Additional Annual Retainer to Nominating and Governance Committee Chairperson	$10,000

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2020, with respect to the shares of our Common Stock that may be issued under our existing equity compensation plans.

	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by stockholders	2,979,047	$9.35	957,650
Equity compensation plans not approved by stockholders	-	$-	-
Total	2,979,047	$9.35	957,650

37

Stockholder Proposals

Proposals of stockholders intended to be presented at the Company’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) must be delivered to or mailed and received at the principal executive offices of the Company not less than ninety (90) days nor more than one hundred twenty (120) days prior to the annual meeting of stockholders; provided, however, that if the date of the 2022 Annual Meeting is advanced more than thirty (30) days prior to or delayed by more than sixty (60) days after the anniversary of the preceding year’s annual meeting, to be timely, notice by the stockholder must be so received not later than the close of business on the tenth (10th) day following the day on which public disclosure of the date of the 2022 Annual Meeting is first given or made, and must satisfy the requirements of the proxy rules promulgated by the SEC, in order to be included in our proxy statement and form of proxy relating to the 2022 Annual Meeting.

Our Bylaws include separate advance notice provisions applicable to stockholders desiring to bring nominations for directors before a meeting of stockholders called for the election of directors, in whole or in part. These advance notice provisions require that, among other things, stockholders give timely written notice to the Secretary of the Company regarding such nomination and provide the information and satisfy the other requirements set forth in the Bylaws.

Under SEC rules, if the Company does not receive notice of a stockholder proposal at least forty-five (45) days prior to the first anniversary of the date of mailing of the prior year’s proxy statement, then the Company will be permitted to use its discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in this Proxy Statement. In connection with the 2022 Annual Meeting, if the Company does not have notice of a stockholder proposal on or before August 22, 2022, the Company will be permitted to use its discretionary voting authority as outlined above.

Proxy Solicitation

We are making this solicitation of proxies on behalf of the Board, and we will bear the cost of soliciting proxies. We have retained InvestorCom LLC, at 19 Old Kings Highway S., Suite 210, Darien, CT 06820, to act as a proxy solicitor in connection with the Annual Meeting at a cost of $5,000, plus reasonable out-of-pocket expenses. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by directors, officers and other of our employees who will receive no additional compensation therefor. We request persons such as brokers, nominees and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy materials to their principals and to request authority for the execution of the proxy. We will reimburse such persons for their reasonable expenses.

Annual Report

The 2020 Form 10-K is being sent with this Proxy Statement to each stockholder and is available at https://plxpharma.com. The 2020 Form 10-K contains audited consolidated financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 2020. The 2020 Form 10-K, however, is not to be regarded as part of the proxy soliciting material.

38

PLX PHARMA INC.

ANNUAL MEETING OF STOCKHOLDERS – NOVEMBER 9, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of PLx Pharma Inc., a Delaware corporation (the “Company”), hereby appoints Natasha Giordano and Rita O’Connor, each with full power of substitution, as proxies, to vote all capital stock of the Company that the stockholder would be entitled to vote on all matters that may properly come before the Company’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 9:00 a.m., Eastern Time, on Tuesday, November 9, 2021 via the Internet at https://agm.issuerdirect.com/plxp, and any adjournments or postponements thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given by the undersigned for the Annual Meeting.

This proxy when properly executed and returned will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted in accordance with the recommendations of the Board. The proxies are also authorized to vote upon such other matters as may properly come before the Annual Meeting in accordance with their discretion.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

The Board recommends a vote FOR the election of the listed nominees, FOR Proposals No. 2, 3 and 4.

1.	Election of nominees named below to the Board of Directors of the Company.

☐ FOR ALL NOMINEES.

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES.

☐ FOR ALL EXCEPT

(See instructions below)

Nominees:	◯	Gary S. Balkema
	◯	Kirk Calhoun
	◯	Robert Casale
	◯	Natasha Giordano
	◯	John W. Hadden II
	◯	Michael J. Valentino

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ⬤
2.	To approve an amendment to the PLx Pharma Inc. 2018 Incentive Plan, as amended (the “Plan”), to increase the number of shares of the Company’s common stock issuable under the Plan by 4,000,000 shares.
FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	To consider an advisory vote on the compensation of our named executive officers as disclosed in the proxy statement.

FOR ☐	AGAINST ☐	ABSTAIN ☐
4.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

FOR ☐	AGAINST ☐	ABSTAIN ☐

This proxy may be revoked prior to the time it is voted by delivering to the Secretary of the Company either a written revocation or a proxy bearing a later date, or by appearing at the Annual Meeting and voting virtually.

PLEASE ACT PROMPTLY

PLEASE SIGN AND DATE THIS PROXY CARD
AND RETURN IT IN THE ENCLOSED ENVELOPE TODAY

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

DATE: ___________________
(Signature of Stockholder)

DATE: ___________________
(Signature of Stockholder)

Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign the full corporate name by a duly authorized officer, giving the full title as such. If the signer is a partnership, please sign in partnership name by an authorized person.

ANNEX A

PLx Pharma Inc.

2018 Incentive Plan

Article 1

Establishment and Purpose

1.1Establishment of the Plan. PLx Pharma Inc., a Delaware corporation (the “Company”), hereby establishes an incentive compensation plan (the “Plan”), as set forth in this document.

1.2Purpose of the Plan. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of the Company’s stockholders, and by providing Participants with an incentive for outstanding performance.

1.3Effective Date of the Plan. The Plan is effective as of the date the Plan is approved by the Company’s stockholders (the “Effective Date”). The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the majority of the votes cast at a meeting duly held in accordance with the applicable provisions of the Company’s Bylaws. The PLx Pharma Inc. 2015 Omnibus Incentive Plan (the “Prior Plan”) shall be frozen on the date on which this Plan is approved by the Company’s stockholders and no new awards shall be issued under the Prior Plan. With respect to outstanding awards under the Prior Plan, the Prior Plan shall remain in place and any awards granted under the Prior Plan shall continue to be subject to the terms of the Prior Plan and applicable Award Agreements (as defined below) (including any such terms that are intended to survive the termination of the Prior Plan or the settlement of such Award (as defined below)) and shall remain in effect pursuant to their terms.

1.4Duration of the Plan. Unless sooner terminated as provided herein, the Plan shall terminate ten (10) years from the Effective Date. After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

Article 2

Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

2.1“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question, including any subsidiary. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise. As used herein, the term “subsidiary” means any corporation, partnership, venture or other entity in which the Company holds, directly or indirectly, a fifty percent (50%) or greater ownership interest.

2.2“Applicable Law” means any applicable law, including without limitation: (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

2.3“Award” means, individually or collectively, a grant or award under this Plan of Options, Stock Appreciation Rights, Restricted Stock (including unrestricted Stock), Restricted Stock Units, Performance Stock Units, Performance Shares, Deferred Stock Awards, Other Stock-Based Awards, Dividend Equivalent Awards and Performance Bonus Awards, in each case subject to the terms of the Plan.

2.4“Award Agreement” means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee which sets forth the terms and conditions of an Award. An Award Agreement may be in any electronic medium, may be limited to a notation on the books and records of the Company and, with the approval of the Committee, need not be signed by a representative of the Company or a Participant. In the event of any inconsistency between the Plan and an Award Agreement, the terms of the Plan shall govern.

2.5“Beneficial Owner” or “Beneficial Ownership” has the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

2.6“Board” or “Board of Directors” means the Company’s Board of Directors.

2.7“Cause” means, except as otherwise defined in an Award Agreement, a Participant’s (i) conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime that causes the Company or its Affiliates public disgrace or disrepute, or materially and adversely affects the Company’s or its Affiliates’ operations or financial performance or the relationship the Company has with its customers, (ii) gross negligence or willful misconduct with respect to the Company or any of its Affiliates, including, without limitation fraud, embezzlement, theft or proven dishonesty in the course of his or her employment or other service; (iii) refusal to perform any lawful, material obligation or fulfill any duty (other than any duty or obligation of the type described in clause (v) below) to the Company or its Affiliates (other than due to a Disability), which refusal, if curable, is not cured within fifteen (15) days after delivery of written notice thereof; (iv) material breach of any agreement with or duty owed to the Company or any of its Affiliates, which breach, if curable, is not cured within fifteen (15) days after the delivery of written notice thereof; or (v) any breach of any obligation or duty to the Company or any of its Affiliates (whether arising by statute, common law or agreement) relating to confidentiality, noncompetition, nonsolicitation or proprietary rights. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in that employment agreement, consulting agreement or other agreement.

2.8“Change in Control” shall be deemed to have occurred if:

(a)any Person, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

(b)during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new Director whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of a majority of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof;

(c)the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(d)the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A of the Code, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

The Committee shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

2.9“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the Treasury Regulations issued thereunder.

2.10“Committee” has the meaning set forth in Section 3.1.

2.11“Company” has the meaning set forth in Section 1.1.

2.12“Consultant” means any consultant or advisor who renders bona fide services to the Company or an Affiliate, other than as an Employee or Director, provided that such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not, directly or indirectly, promote or maintain a market for the Company’s or its Affiliates’ securities.

2.13“Deferred Stock” means a right to receive a specified number of shares of Stock during specified time periods pursuant to Article 9.

2.14“Director” means a member of the Board.

2.15“Disability” means, unless otherwise determined by the Committee in the applicable Award Agreement, absence of an Employee from work under the relevant Company or Subsidiary long term disability plan; provided, however, that to entitle a Participant to an extended exercise period for an Incentive Stock Option, the Participant must be described in Section 22(e)(3) of the Code. Notwithstanding the foregoing, for Awards subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

2.16“Dividend Equivalent” means a right granted to a Participant pursuant to Article 9 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

2.17“Effective Date” has the meaning set forth in Section 1.3.

2.18“Eligible Person” means any person who is an employee, officer, director, consultant, advisor or other individual service provider of the Company or any Affiliate, or any person who is determined by the Committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any Affiliate.

2.19“Employee” means any person employed by the Company, its Affiliates and/or Subsidiaries; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.20“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.

2.21“Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

2.22“Fair Market Value” or “FMV” means, as of any date, the value of Stock determined as follows:

(a)If the Stock is listed on one or more established stock exchanges or national market systems, including without limitation, the NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such Stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Stock is listed (as determined by the Committee) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last immediately preceding trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(b)If the Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such Stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Stock shall be the mean between the high bid and low asked prices for the Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(c)In the absence of an established market for the Stock of the type described in (a) and (b), above, the Fair Market Value thereof shall be determined by the Committee in good faith using any reasonable method of valuation, which method may be set forth with greater specificity in the Award Agreement, (and, to the extent necessary or advisable, in a manner consistent with Section 409A of the Code and Section 422 of the Code for Incentive Stock Options), which determination shall be conclusive and binding on all interested parties. Such reasonable method may be determined by reference to (i) the placing price of the latest private placement of the Shares and the development of the Company’s business operations and the general economic and market conditions since such latest private placement; (ii) other third party transactions involving the Shares and the development of the Company’s business operation and the general economic and market conditions since such sale; (iii) an independent valuation of the Shares (by a qualified valuation expert) or (iv) such other methodologies or information as the Committee determines to be indicative of Fair Market Value.

2.23“Good Reason” means, unless the applicable Award Agreement states otherwise, (i) if an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of “good reason,” the definition contained therein, or (ii) if no such agreement exists or if such agreement does not define “good reason,” in connection with a Termination of Employment by a Participant within one (1) year following a Change in Control, (1) a material adverse alteration in the Participant’s position or in the nature or status of the Participant’s responsibilities from those in effect immediately prior to the Change in Control, or (2) any material reduction in the Participant’s base salary rate or target annual bonus, in each case as in effect immediately prior to the Change in Control, or (3) the relocation of the Participant’s principal place of employment to a location that is more than fifty (50) miles from the location where the Participant was principally employed at the time of the Change in Control or materially increases the time of the Participant’s commute as compared to the Participant’s commute at the time of the Change in Control (except for required travel on the Company’s business to an extent substantially consistent with the Participant’s customary business travel obligations in the ordinary course of business prior to the Change in Control).

In order to invoke a Termination of Employment for Good Reason, a Participant must provide written notice to the Company or the Employer with respect to which the Participant is employed or providing services of the existence of one or more of the conditions constituting Good Reason within ninety (90) days following the Participant’s knowledge of the initial existence of such condition or conditions, specifying in reasonable detail the conditions constituting Good Reason, and the Company shall have thirty (30) days following receipt of such written notice (the “Cure Period”) during which it may remedy the condition. In the event that the Company or the Employer fails to remedy the condition constituting Good Reason during the applicable Cure Period, the Participant’s “separation from service” (within the meaning of Section 409A of the Code) must occur, if at all, within one (1) year following such Cure Period in order for such termination as a result of such condition to constitute a Termination of Employment for Good Reason.

2.24“Incentive Stock Option” means an Option that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

2.25“Insider” means an individual who is, on the relevant date, an officer, director, or ten percent (10%) beneficial owner of the Company, as those terms are defined under Section 16 of the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

2.26“Non-Employee Director” means a member of the Board who is not an Employee of the Company.

2.27“Non-Qualified Stock Option” means an Option that, by its terms, does not qualify or is not intended to qualify as an Incentive Stock Option.

2.28“Option” means the right to purchase Stock granted to a Participant in accordance with Article 6. Options granted under the Plan may be Non-Qualified Stock Options, Incentive Stock Options or a combination thereof.

2.29“Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of the Plan, granted pursuant to Article 9.

2.30“Participant” means an Eligible Person to whom an Award is granted under the Plan.

2.31“Performance Goal” means any goals established by the Committee pursuant to an Award.

2.32“Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, Performance Stock Units and Performance Shares.

2.33“Performance Stock Unit” and “Performance Share” each mean an Award granted to an Employee pursuant to Article 9 herein.

2.34“Permitted Transferee” shall mean, with respect to a Participant, any “family member” of the Participant, as defined in the General Instructions to Form S-8 Registration Statement under the Securities Act (or any successor form thereto), or to any other transferee specifically approved by the Committee after taking into account Applicable Law, but excluding any third-party financial institutions.

2.35“Person” has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.36“Plan” means this PLx Pharma Inc. 2018 Incentive Plan, as it may be amended from time to time.

2.37“Prior Plan” has the meaning set forth in Section 1.3.

2.38“Restricted Stock” means Stock awarded to a Participant pursuant to Article 8 as to which the Restriction Period has not lapsed.

2.39“Restricted Stock Unit” means an Award granted pursuant to Section 8.9 as to which the Restriction Period has not lapsed.

2.40“Restriction Period” means the period when Restricted Stock or Restricted Stock Units are subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.41“Securities Act” means the Securities Act of 1933, as amended.

2.42“Share” means a share of Stock of the Company.

2.43“Stock” means the common stock of the Company, par value $0.01 per share.

2.44“Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 to receive an amount payable in cash or Shares equal to the excess of (i) the Fair Market Value of a specified number of Shares on the date the SAR is exercised over (ii) the Fair Market Value of such Shares on the date the SAR was granted as set forth in the applicable Award Agreement.

2.45“Subsidiary” means any corporation, partnership, venture, unincorporated association or other entity in which the Company holds, directly or indirectly, a fifty percent (50%) or greater ownership interest, provided, however, that with respect to an Incentive Stock Option, a Subsidiary must be a corporation. The Committee may, at its sole discretion, designate, on such terms and conditions as the Committee shall determine, any other corporation, partnership, limited liability company, venture, or other entity a Subsidiary for purposes of this Plan.

2.46“Ten Percent Owner” means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the grant date of the Option.

2.47“Termination of Employment” or a similar reference means the event where the Employee is no longer an Employee of the Company or of any Subsidiary, including but not limited to where the employing company ceases to be a Subsidiary. With respect to any Participant who is not an Employee, “Termination of Employment” shall mean cessation of the performance of services. With respect to any Award that provides “non-qualified deferred compensation” within the meaning of Section 409A of the Code, “Termination of Employment” shall mean a “separation from service” as defined under Section 409A of the Code. Military or sick leave or other bona fide leave shall not be deemed a termination of employment, provided that it does not exceed the longer of three (3) months or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract.

2.48“Treasury Regulation” or “Treas. Reg.” means any regulation promulgated under the Code, as such regulation may be amended from to time.

Article 3

Administration

3.1The Committee. Except as otherwise provided herein, the Plan shall be administered by the Compensation Committee of the Board (the “Committee”). Unless otherwise determined by the Board, the Committee shall consist solely of two or more members of the Board each of whom is (a) a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act, and (b) an “independent director” under the rules of the Nasdaq Capital Market (or any similar rule or listing requirement that may be applicable to the Company from time to time); provided, that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.1 or otherwise provided in any charter of the Committee. Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Non-Employee Directors and for purposes of such Awards the term “Committee” as used in this Plan shall be deemed to refer to the Board and (b) the Committee may delegate its authority hereunder to the extent permitted by Section 3.4. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment; Committee members may resign at any time by delivering written notice to the Board; and vacancies in the Committee may only be filled by the Board.

3.2Authority of the Committee. Subject to the general purposes, terms and conditions of this Plan and Applicable Law, and to the direction of the Board, the Committee shall have complete control over the administration of the Plan and shall have full authority to (a) exercise all of the powers granted to it under the Plan, (b) construe, interpret and implement the Plan, grant terms and grant notices, and all Award Agreements, (c) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) make all determinations necessary or advisable in administering the Plan, (e) correct any defect, supply any omission and reconcile any inconsistency in the Plan, (f) amend the Plan to reflect changes in applicable law (whether or not the rights of the holder of any Award are adversely affected, unless otherwise provided by the Committee), (g) grant Awards and determine who shall receive Awards, when such Awards shall be granted and the terms and conditions of such Awards, including, but not limited to, conditioning the exercise, vesting, payout or other term of condition of an Award on the achievement of Performance Goals, (h) unless otherwise provided by the Committee, amend any outstanding Award in any respect, not materially adverse to the Participant, including, without limitation, to (1) accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised (and, in connection with such acceleration, the Committee may provide that any Shares acquired pursuant to such Award shall be restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award), (2) accelerate the time or times at which Shares are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any shares of Stock delivered pursuant to such Award shall be Restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award), or (3) waive or amend any goals, restrictions or conditions applicable to such Award, or impose new goals, restrictions and (i) determine at any time whether, to what extent and under what circumstances and method or methods (1) Awards may be (A) settled in cash, Shares, other securities, other Awards or other property (in which event, the Committee may specify what other effects such settlement will have on the Participant’s Award), (B) exercised or (C) canceled, forfeited or suspended, (2) Shares, other securities, cash, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Participant or of the Committee, or (3) Awards may be settled by the Company or any of its Subsidiaries or any of its or their designees.

No Award may be made under the Plan after the tenth (10th) anniversary of the Effective Date.

3.3Committee Decisions Final. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions shall be final and binding upon the Participants, the Company, and all other interested persons, including but not limited to the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

3.4Delegation of Authority. The Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 3; provided, however, that in no event shall an officer of the Company be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, or (b) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under the Company’s Certificate of Incorporation, Bylaws and Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation or that are otherwise included in the applicable Organizational Documents, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 3.4 shall serve in such capacity at the pleasure of the Board or the Committee, as applicable, and the Board or the Committee may abolish any committee at any time and re-vest in itself any previously delegated authority

3.5Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Article 4

Shares Subject to the Plan

4.1Number of Shares. Subject to adjustment as provided in Sections 4.2 and 4.3, the aggregate number of Shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be no more than 7,000,000 shares. Notwithstanding the foregoing, in order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Stock that may be delivered upon exercise of Incentive Stock Options shall be 1,250,000, as adjusted under Sections 4.2 and 4.3. Shares of Stock issued pursuant to the Plan may be either authorized but unissued Shares or Shares held by the Company in its treasury.

4.2Share Accounting. Without limiting the discretion of the Committee under this section, the following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan or compliance with the foregoing limits:

(a)If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture are forfeited under the terms of the Plan or the relevant Award, the Shares allocable to the terminated portion of such Award or such forfeited Shares shall again be available for issuance under the Plan.

(b)Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash, other than an Option.

(c)If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of Shares owned by the Participant, or an Option is settled without the payment of the exercise price, or the payment of taxes with respect to any Award is settled by a net exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised or other Awards that have vested.

4.3Adjustments in Authorized Plan Shares and Outstanding Awards. In the event of any merger, reorganization, consolidation, recapitalization, separation, split-up, liquidation, Share combination, Stock split, Stock dividend, an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation or other change in the corporate or capital structure of the Company affecting the Shares, an adjustment shall be made in a manner consistent with Sections 422 and 424(h)(3) of the Code for Incentive Stock Options and in a manner consistent with Section 409A of the Code for Non-Qualified Stock Options and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and/or the number of outstanding Options, Shares of Restricted Stock, and Performance Shares (and Restricted Stock Units, Performance Stock Units and other Awards whose value is based on a number of Shares) constituting outstanding Awards, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights. The Committee may make adjustments in the terms and conditions of, and the criteria included in Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Adjustments under this Section 4.3 shall be consistent with Section 409A of the Code and adjustments pursuant to determination of the Committee shall be conclusive and binding on all Participants under the Plan.

4.4Limitation on Number of Shares Granted to Non-Employee Directors. Notwithstanding any provision in the Plan to the contrary, the sum of the grant date Fair Market Value of equity-based Awards and the amount of any cash-based Awards granted to a Non-Employee Director during any calendar year shall not exceed five hundred thousand dollars ($500,000).

Article 5

Eligibility and Participation

5.1Eligibility and Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all Eligible Persons, those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award. In making this determination, the Committee may consider any factors it deems relevant, including without limitation, the office or position held by a Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary or Affiliate, the Participant’s length of service, promotions and potential. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award. In addition, there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated.

5.2Foreign Participants. In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Section 4.1 of the Plan.

Article 6

Options

6.1Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms and conditions, and at any time and from time to time as shall be determined by the Committee, in its sole discretion, subject to the limitations set forth in Article 4 and the following terms and conditions:

(a)Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the terms and conditions of the Option, including the Exercise Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan. The Award Agreement also shall specify whether the Option is intended to be an Incentive Stock Option or a Non-Qualified Stock Option.

(b)Exercise Period. Unless a shorter period is otherwise provided by the Committee at the time of grant, each Option will expire on the tenth (10th) anniversary date of its grant or on the fifth (5th) anniversary of its grant date if the Participant is a Ten Percent Owner.

(c)Exercise Price. Unless a greater Exercise Price is determined by the Committee, the Exercise Price for each Option awarded under this Plan shall be equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

(d)Vesting of Options. Subject to Section 13.1, a grant of Options shall vest at such times and under such terms and conditions as determined by the Committee including, without limitation, suspension of a Participant’s vesting during all or a portion of a Participant’s leave of absence.

6.2Limitations on Incentive Stock Options. In addition to the general requirements of Article 6, the terms of any ISO granted pursuant to the Plan must comply with the provisions of this Section 6.2.

(a)ISO Eligibility. ISOs may be granted only to Employees of the Company or of any parent or subsidiary corporation (as permitted under Sections 422 and 424 of the Code). No ISO Award may be made pursuant to this Plan after the tenth (10th) anniversary of the Effective Date.

(b)ISO Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the date the Option is granted) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed one hundred thousand dollars ($100,000.00) or such other limitation as imposed by Section 422(d) of the Code. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(c)ISO Expiration. An ISO will expire and may not be exercised to any extent by anyone after the first to occur of the following events:

(i)Ten (10) years from the date of grant, unless an earlier time is set in the Award Agreement;

(ii)Three (3) months after the date of the Participant’s Termination of Employment other than on account of Disability or death. Whether a Participant continues to be an employee shall be determined in accordance with Treas. Reg. Section 1.421-1(h)(2); and

(iii)One (1) year after the date of the Participant’s Termination of Employment on account of Disability or death. Upon the Participant’s Disability or death, any ISOs exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such ISO or dies intestate, by the person or persons entitled to receive the ISO pursuant to the applicable laws of descent and distribution.

Any ISO that remains exercisable pursuant to a Participant’s agreement with the Company following Termination of Employment and is unexercised more than one (1) year following Termination of Employment by reason of death or Disability or more than three (3) months following Termination of Employment for any reason other than death or Disability will thereafter be deemed to be a Non-Qualified Stock Option.

(d)Ten Percent Owners. In the case of an ISO granted to a Ten Percent Owner, such ISO shall be granted at an exercise price that is not less than one hundred and ten percent (110%) of Fair Market Value on the date of grant and, unless a shorter period is otherwise provided by the Committee at the time of grant, each ISO will expire on the fifth (5th) anniversary of its grant date.

(e)Notification of Disposition. If a Participant disposes of Shares acquired upon exercise of an ISO within two (2) years from the date the Option is granted or within one (1) year after the issuance of such Shares to the Participant, the Participant shall notify the Company of such disposition and provide information regarding the date of disposition, sale price, number of Shares disposed of, and any other information relating thereto that the Company may reasonably request.

(f)Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

(g)Failure to Meet ISO Requirements. If an Option is intended to be an Incentive Stock Option, and if, for any reason, such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Non-Qualified Stock Option appropriately granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to Non-Qualified Stock Options.

6.3Exercise of Options.

(a)Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. Exercises of Options may be effected only on days and during the hours NASDAQ is open for regular trading. The Company may change or limit the times or days Options may be exercised. If an Option expires on a day or at a time when exercises are not permitted, then the Options may be exercised no later than the immediately preceding date and time that the Options were exercisable.

(b)An Option shall be exercised by providing notice to the designated agent selected by the Company (if no such agent has been designated, then to the Company), in the manner and form determined by the Company, which notice shall be irrevocable, setting forth the exact number of Shares with respect to which the Option is being exercised and including with such notice payment of the Exercise Price, as applicable. When an Option has been transferred, the Company or its designated agent may require appropriate documentation that the person or persons exercising the Option, if other than the Participant, has the right to exercise the Option. No Option may be exercised with respect to a fraction of a Share.

6.4Termination of Employment. Unless otherwise provided by the Committee in the applicable Award Agreement, the following limitations on the exercise of Options shall apply upon Termination of Employment:

(a)Termination by Death or Disability. In the event of the Participant’s Termination of Employment by reason of death or Disability, all outstanding Options granted to such Participant which are vested and exercisable as of the effective date of Termination of Employment by reason of death or Disability may be exercised, if at all, no more than one (1) year from such date of Termination of Employment, unless the Options, by their terms, expire earlier. All unvested Options granted to such Participant shall immediately become forfeited.

(b)Involuntary Termination Without Cause. If a Participant’s Termination of Employment is by involuntary termination without Cause, all Options held by such Participant that are vested and exercisable at the time of the Participant’s Termination of Employment may be exercised by the Participant at any time within a period of ninety (90) days from the date of such Termination of Employment, but in no event beyond the expiration of the stated term of such Options. All Options held by the Participant which are not vested on or before the effective date of Termination of Employment shall immediately be forfeited to the Company (and the Shares subject to such forfeited Options shall once again become available for issuance under the Plan).

(c)Voluntary Termination. If a Participant’s Termination of Employment is voluntary (other than a voluntary termination described in Section 6.4(d)), all Options held by such Participant that are vested and exercisable at the time of the Participant’s Termination of Employment may be exercised by the Participant at any time within a period of ninety (90) days from the date of such Termination of Employment, but in no event beyond the expiration of the stated terms of such Options. All Options held by the Participant which are not vested on or before the effective date of Termination of Employment shall immediately be forfeited to the Company (and the Shares subject to such forfeited Options shall once again become available for issuance under the Plan).

(d)Termination for Cause. If the Participant’s Termination of Employment (i) is by the Company for Cause or (ii) is a voluntary Termination (as provided in Subsection (c) above) after the occurrence of an event that would be grounds for Termination of Employment for Cause, all outstanding Options held by the Participant shall immediately be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Options (and the Shares subject to such forfeited Options shall once again become available for issuance under the Plan).

(e)Other Terms and Conditions. Notwithstanding the foregoing, the Committee may, in its sole discretion, establish different, or waive, terms and conditions pertaining to the effect of Termination of Employment on Options, whether or not the Options are outstanding, but no such modification shall shorten the terms of Options issued prior to such modification or otherwise be materially adverse to the Participant.

6.5Payment. The Committee shall determine the methods by which payments by any Participant with respect to any Awards granted under the Plan may be paid and the form of payment. Unless otherwise determined by the Committee, the Exercise Price shall be paid in full at the time of exercise. No Shares shall be issued or transferred until full payment has been received or the next business day thereafter, as determined by the Company. The Committee may, from time to time, determine or modify the method or methods of exercising Options or the manner in which the Exercise Price is to be paid. Unless otherwise provided by the Committee in full or in part, to the extent permitted by Applicable Law, payment may be made by any of the following:

(a)cash or certified or bank check;

(b)delivery of Shares owned by the Participant duly endorsed for transfer to the Company, with a Fair Market Value of such Shares delivered on the date of delivery equal to the Exercise Price (or portion thereof) due for the number of Shares being acquired;

(c)if the Company has designated a stockbroker to act as the Company’s agent to process Option exercises, an Option may be exercised by issuing an exercise notice together with instructions to such stockbroker irrevocably instructing the stockbroker: (i) to immediately sell (which shall include an exercise notice that becomes effective upon execution of a sale order) a sufficient portion of the Shares to be received from the Option exercise to pay the Exercise Price of the Options being exercised and the required tax withholding, and (ii) to deliver on the settlement date the portion of the proceeds of the sale equal to the Exercise Price and tax withholding to the Company. In the event the stockbroker sells any Shares on behalf of a Participant, the stockbroker shall be acting solely as the agent of the Participant, and the Company disclaims any responsibility for the actions of the stockbroker in making any such sales. However, if the Participant is an Insider, then the instruction to the stock broker to sell in the preceding sentence is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) of the Exchange Act to the extent permitted by law. No Shares shall be issued until the settlement date and until the proceeds (equal to the Exercise Price and tax withholding) are paid to the Company;

(d)at any time, the Committee may, in addition to or in lieu of the foregoing, provide that an Option may be “stock settled,” which shall mean upon exercise of an Option, the Company may fully satisfy its obligation under the Option by delivering that number of shares of Stock found by taking the difference between (i) the Fair Market Value of the Stock on the exercise date, multiplied by the number of Options being exercised and (ii) the total Exercise Price of the Options being exercised, and dividing such difference by the Fair Market Value of the Stock on the exercise date; or

(e)any combination of the foregoing methods.

Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company shall be permitted to pay the Exercise Price of an Option in any method which would violate Section 13(h) of the Exchange Act.

Article 7

Stock Appreciation Rights

7.1Grant of SARs. Any Participant selected by the Committee may be granted one or more SARs. SARs may be granted alone or in tandem with Options. Each SAR shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, and such other provisions as the Committee shall determine. With respect to SARs granted in tandem with Options, the exercise of either such Options or such SARs shall result in the simultaneous cancellation of the same number of tandem SARs or Options, as the case may be.

7.2Exercise Price. The exercise price per Share covered by a SAR granted pursuant to the Plan shall be equal to or greater than Fair Market Value on the date the SAR was granted.

7.3Term. The term of each SAR shall be determined by the Committee in its sole discretion, but in no event shall the term exceed ten (10) years from the date of grant.

7.4Payment. SARs may be settled in the form of cash, shares of Stock or a combination of cash and shares of Stock, as determined by the Committee.

7.5Other Provisions. Except as the Committee may deem inappropriate or inapplicable in the circumstances, SARs shall be subject to terms and conditions substantially similar to those applicable to Non-Qualified Options as set forth in Article 6.

Article 8

Restricted Stock Awards

8.1Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock to Eligible Persons in such amounts and upon such terms and conditions as the Committee shall determine. In addition to any other terms and conditions imposed by the Committee, vesting of Restricted Stock may be conditioned upon the achievement of Performance Goals.

8.2Restricted Stock Agreement. The Committee may require, as a condition to receiving a Restricted Stock Award, that the Participant enter into a Restricted Stock Award Agreement, setting forth the terms and conditions of the Award. In lieu of a Restricted Stock Award Agreement, the Committee may provide the terms and conditions of an Award in a notice to the Participant of the Award, on the Stock certificate representing the Restricted Stock, in the resolution approving the Award, or in such other manner as it deems appropriate. If certificates representing the Restricted Stock are registered in the name of the Participant, any certificates so issued shall be printed with an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award as determined or authorized in the sole discretion of the Committee. Shares recorded in book-entry form shall be recorded with a notation referring to the terms, conditions, and restrictions applicable to such Award as determined or authorized in the sole discretion of the Committee. The Committee may require that the stock certificates or book-entry registrations evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

8.3Restrictions. Subject to Section 13.1, the Restricted Stock shall be subject to such vesting terms, including the achievement of Performance Goals, as may be determined by the Committee. Unless otherwise provided by the Committee, to the extent Restricted Stock is subject to any condition to vesting, if such condition or conditions are not satisfied by the time the period for achieving such condition has expired, such Restricted Stock shall be forfeited. The Committee may impose such other conditions and/or restrictions on any shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including but not limited to a requirement that Participants pay a stipulated purchase price for each share of Restricted Stock and/or restrictions under Applicable Law. The Committee may also grant Restricted Stock without any terms or conditions in the form of vested Stock Awards.

8.4Removal of Restrictions. Except as otherwise provided in this Article 8 or otherwise provided in the grant thereof, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after completion of all conditions to vesting, if any. However, the Committee, in its sole discretion, shall have the right to immediately vest the shares and waive all or part of the restrictions and conditions with regard to all or part of the shares held by any Participant at any time.

8.5Voting Rights, Dividends and Other Distributions. Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights and, subject to the provisions of this Section 8.5, may receive all dividends and distributions paid with respect to such Shares. If any such dividends or distributions are paid in Shares, the Shares shall automatically be subject to the same restrictions and conditions as the Restricted Stock with respect to which they were paid. In addition, with respect to a share of Restricted Stock, dividends shall only be paid out to the extent that the Share of Restricted Stock vests. Any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

8.6Termination of Employment Due to Death or Disability. In the event of the Participant’s Termination of Employment by reason of death or Disability, unless otherwise determined by the Committee, all restrictions imposed on outstanding Shares of Restricted Stock held by the Participant shall immediately lapse and the Restricted Stock shall immediately become fully vested as of the date of Termination of Employment.

8.7Termination of Employment for Other Reasons. Unless otherwise provided by the Committee, in the event of the Participant’s Termination of Employment for any reason other than those specifically set forth in Section 8.6 herein, subject to Section 10.2, all shares of Restricted Stock held by the Participant which are not vested as of the effective date of Termination of Employment shall immediately be forfeited and returned to the Company.

8.8Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to file a copy of such election with the Company within thirty (30) days following the date of grant.

8.9Restricted Stock Units. In lieu of or in addition to Restricted Stock, the Committee may grant Restricted Stock Units under such terms and conditions as shall be determined by the Committee in accordance with Section 3.2. Restricted Stock Units shall be subject to the same terms and conditions under this Plan as Restricted Stock except as otherwise provided in this Plan or as otherwise provided by the Committee. Except as otherwise provided by the Committee, the award shall be settled and paid out promptly upon vesting (to the extent permitted by Section 409A of the Code), and the Participant holding such Restricted Stock Units shall receive, as determined by the Committee, Shares (or cash equal to the Fair Market Value of the number of Shares as of the date the Award becomes payable) equal to the number of such Restricted Stock Units. Restricted Stock Units shall not be transferable, shall have no voting rights, and, unless otherwise determined by the Committee, shall not receive dividends or Dividend Equivalents (which in any event shall only be paid out to the extent that the Restricted Stock Units vest). Upon a Participant’s Termination of Employment due to death or Disability, the Committee will determine whether there should be any acceleration of vesting.

Article 9

Other Types of Awards

9.1Performance Share Awards. Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Goals or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

9.2Performance Stock Units. Any Participant selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Goals or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

9.3Dividend Equivalents. Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee, in a matter consistent with the rules of Section 409A of the Code; provided that, to the extent Shares subject to an Award are subject to vesting conditions, any Dividend Equivalents relating to such Shares shall be subject to the same vesting conditions.

9.4Deferred Stock. Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Deferred Stock Award will not be issued until the Deferred Stock Award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

9.5Other Stock-Based Awards. Any Participant selected by the Committee may be granted one or more Awards that provide Participants with shares of Stock or the right to purchase shares of Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock and which may be linked to any one or more of the Performance Goals or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.

9.6Performance Bonus Awards. Any Participant selected by the Committee may be granted one or more Awards in the form of a cash bonus (a “Performance Bonus Award”) payable upon the attainment of Performance Goals that are established by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee.

9.7Term. Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Other Stock-Based Award and Performance Bonus Award shall be set by the Committee in its discretion.

9.8Exercise or Purchase Price. The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Other Stock-Based Award and Performance Bonus Award; provided, however, that such price shall not be less than the Fair Market Value of a share of Stock on the date of grant, unless otherwise permitted by Applicable Law.

9.9Exercise Upon Termination of Employment or Service. An Award of Performance Shares, Performance Stock Units, Deferred Stock, Other Stock-Based Award and Performance Bonus Award shall only be exercisable or payable while the Participant is an Employee, Consultant or Non-Employee Director, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Deferred Stock, Stock Appreciation Rights, Other Stock-Based Award and Performance Bonus Award may be exercised or paid subsequent to a Termination of Employment without Cause. In the event of the Termination of Employment of a Participant by the Company for Cause, all Awards under this Article 9 shall be forfeited by the Participant to the Company.

9.10Form of Payment. Payments with respect to any Awards granted under this Article 9 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

9.11Award Agreement. All Awards under this Article 9 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by a written Award Agreement.

Article 10

Change in Control

10.1Vesting Upon Change in Control. For the avoidance of doubt, the Committee may not accelerate the vesting and exercisability (as applicable) of any outstanding Awards, in whole or in part, solely upon the occurrence of a Change in Control except as provided in this Section 10.1. In the event of a Change in Control after the date of the adoption of the Plan, then:

(a)to the extent an outstanding Award subject solely to time-based vesting is not assumed or replaced by a comparable Award referencing shares of the capital stock of the successor corporation or its “parent corporation” (as defined in Section 424(e) of the Code) or “subsidiary corporation” (as defined in Section 424(f) of the Code) which is publicly traded on a national stock exchange or quotation system, as determined by the Committee in its sole discretion, with appropriate adjustments as to the number and kinds of shares and the exercise prices, if applicable, then any outstanding Award subject solely to time-based vesting then held by Participants that is unexercisable, unvested or still subject to restrictions or forfeiture shall, in each case as specified by the Committee in the applicable Award Agreement or otherwise, be deemed exercisable or otherwise vested, as the case may be, as of immediately prior to such Change in Control;

(b)all Awards that vest subject to the achievement of any performance goal, target performance level, or similar performance-related requirement shall, in each case as specified by the Committee in the applicable Award Agreement or otherwise, either (A) be canceled and terminated without any payment or consideration therefor; or (B) automatically vest based on: (1) actual achievement of any applicable Performance Goals through the date of the Change in Control, as determined by the Committee in its sole discretion; or (2) achievement of target performance levels (or the greater of actual achievement of any applicable Performance Goals through the date of the Change in Control, as determined by the Committee in its sole discretion, and target performance levels); provided that in the case of vesting based on target performance levels, such Awards shall also be prorated based on the portion of the Performance Period elapsed prior to the Change in Control; and, in the case of this clause (B), shall be paid at the earliest time permitted under the terms of the applicable agreement, plan or arrangement that will not trigger a tax or penalty under Section 409A of the Code, as determined by the Committee; and

(c)Each outstanding Award that is assumed in connection with a Change in Control, or is otherwise to continue in effect subsequent to the Change in Control, will be appropriately adjusted, immediately after the Change in Control, as to the number and class of securities and other relevant terms in accordance with Section 4.3.

10.2Termination of Employment Upon Change in Control. Notwithstanding any other provision of the Plan to the contrary, and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company or Affiliate and a Participant, upon (i) a Participant’s involuntary Termination of Employment without Cause on or within one (1) year following a Change in Control, or (ii) a Participant’s Termination of Employment for Good Reason (including the Termination of Employment of the Participant if he or she is employed by an Affiliate at the time the Company sells or otherwise divests itself of such Affiliate), all outstanding Awards shall immediately become fully vested and exercisable; provided that Restricted Stock Units shall be settled in accordance with the terms of the grant without regard to the Change in Control unless the Change in Control constitutes a “change in control event” within the meaning of Section 409A of the Code and such Termination of Employment occurs within one (1) year following such Change in Control, in which case the Restricted Stock Units shall be settled and paid out with such Termination of Employment.

10.3Cancellation and Termination of Awards. The Committee may, in connection with any merger, consolidation, share exchange or other transaction entered into by the Company in good faith, determine that any outstanding Awards granted under the Plan, whether or not vested, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Award may receive for each Share subject to such Award a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities equivalent to such cash payment) equal to the difference, if any, between the amount determined by the Committee to be the Fair Market Value of the Stock and the purchase price per Share (if any) under the Award multiplied by the number of Shares subject to such Award; provided that if such product is zero or less or to the extent that the Award is not then exercisable, the Award will be canceled and terminated without payment therefor.

Article 11

Amendment, Modification, and Termination

11.1Amendment, Modification, and Termination of Plan. At any time and from time to time, the Board may amend, modify, alter, suspend, discontinue or terminate the Plan, in whole or in part, without stockholder approval; provided, however, that (a) to the extent necessary and desirable to comply with any Applicable Law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Section 4.3) or the number of shares available for issuance as ISOs, or (ii) permits the Committee to grant Options with an Exercise Price that is below Fair Market Value on the date of grant, or (iii) permits the Committee to extend the exercise period for an Option beyond ten (10) years from the date of grant, or (iv) results in a material increase in benefits or a change in eligibility requirements, or (v) change the granting corporation or (vi) the type of stock.

11.2Amendment of Awards. Subject to Section 4.3, at any time and from time to time, the Committee may amend the terms of any one or more outstanding Awards, provided that the Award as amended is consistent with the terms of the Plan or if necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature (including, without limitation, Section 409A and, to the extent applicable, Section 162(m) of the Code), and to the administrative regulations and rulings promulgated thereunder. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option may be amended to reduce the per share Exercise Price of the shares subject to such Option below the per share exercise price as of the date the Option is granted and, except as permitted by Section 4.3, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share Exercise Price.

11.3Awards Previously Granted. No termination, amendment, or modification of the Plan or any Award shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award; provided, however, that any such modification made for the purpose of complying with Section 409A of the Code may be made by the Company without the consent of any Participant.

11.4Repricing and Backdating Prohibited. Notwithstanding anything in this Plan to the contrary, except as provided under Section 4.3 and Section 11.2, neither the Committee nor any other person may (i) amend the terms of outstanding Options or SARs to reduce the exercise or grant price of such outstanding Options or SARs; (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise or grant price that is less than the exercise price of the original Options or SARs; or (iii) cancel outstanding Options or SARs with an exercise or grant price above the current Share price in exchange for cash or other securities. In addition, the Committee may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Committee takes action to approve such Award.

Article 12

Withholding

12.1Tax Withholding. Unless otherwise provided by the Committee, the Company shall deduct or withhold any amount needed to satisfy any foreign, federal, state, or local tax (including but not limited to the Participant’s employment tax obligations) required by law to be withheld with respect to any taxable event arising or as a result of this Plan (“Withholding Taxes”).

12.2Share Withholding. Unless otherwise provided by the Committee, upon the exercise of Options, the lapse of restrictions on Restricted Stock, the vesting of Restricted Stock Units the distribution of Performance Shares in the form of Stock, or any other taxable event hereunder involving the transfer of Stock to a Participant, the Company shall withhold Stock equal in value, using the Fair Market Value on the date determined by the Company to be used to value the Stock for tax purposes, to the Withholding Taxes applicable to such transaction.

Any fractional Share of Stock payable to a Participant shall be withheld as additional Federal withholding, or, at the option of the Company, paid in cash to the Participant.

Unless otherwise determined by the Committee, when the method of payment for the Exercise Price is from the sale by a stockbroker pursuant to Section 6.5(c), herein, of the Stock acquired through the Option exercise, then the tax withholding shall be satisfied out of the proceeds. For administrative purposes in determining the amount of taxes due, the sale price of such Stock shall be deemed to be the Fair Market Value of the Stock.

If permitted by the Committee, prior to the end of any Performance Period a Participant may elect to have a greater amount of Stock withheld from the distribution of Performance Shares to pay withholding taxes; provided, however, the Committee may prohibit or limit any individual election or all such elections at any time.

Alternatively, or in combination with the foregoing, the Committee may require Withholding Taxes to be paid in cash by the Participant or by the sale of a portion of the Stock being distributed in connection with an Award, or by a combination thereof.

The withholding of taxes is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) of the Exchange Act to the extent permitted by law.

Article 13

General Provisions Applicable to Awards

13.1Minimum Vesting. Subject to Section 10.1, each Award shall have a minimum vesting period of one (1) year; provided that the Committee may determine in its sole discretion that up to five percent (5%) of the Shares available for issuance under the Plan may be granted free of such minimum vesting requirements.

13.2Form of Payment. Subject to the provisions of this Plan, the Award Agreement and any Applicable Law, payments or transfers to be made by the Company or any Affiliate on the grant, exercise, or settlement of any Award may be made in such form as determined by the Committee including, without limitation, cash, Stock, other Awards, other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or any combination thereof, in each case determined by rules adopted by the Committee.

13.3Treatment of Dividends and Dividend Equivalents on Unvested Awards. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that provides for or includes a right to dividends or Dividend Equivalents, if dividends are declared during the period that an equity Award is outstanding, such dividends (or Dividend Equivalents) shall either (i) not be paid or credited with respect to such Award or (ii) be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable Award and shall only be paid at the time or times such vesting requirement(s) are satisfied.

13.4Limits on Transfer.

(a)Except as otherwise provided in Section 13.4(b),

(i)no Award may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or the laws of descent and distribution or pursuant to a domestic relations order, unless and until such Award has been exercised, or the Shares underlying such Award have been issues, and all restrictions applicable to such Shares have lapsed;

(ii)no Award or interest or right therein shall be liable for or otherwise subject to the debts, contracts or engagements of the Participant or the Participant’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed, and any attempted disposition of an Award prior to satisfaction of these conditions shall be null and void and of no effect, except to the extent that such disposition is permitted by Section 13.4(a)(i); and

(iii)during a Participant’s lifetime, only the Participant or the Participant’s guardian or legal representative may exercise an Award (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of pursuant to a domestic relations order. After a Participant’s death, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by such Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

(b)Notwithstanding Section 13.4(a), the Committee, in its sole discretion, may determine to permit a Participant or a Permitted Transferee of such Participant to transfer an Award other than an Incentive Stock Option (unless such Incentive Stock Option is intended to become a Nonqualified Stock Option) to any one or more Permitted Transferees of such Participant without consideration, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than (A) to another Permitted Transferee of the applicable Participant or (B) by will or the laws of descent and distribution or, subject to the consent of the Committee, pursuant to a domestic relations order; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award to any person other than another Permitted Transferee of the applicable Participant); and (iii) the Participant (or transferring Permitted Transferee) and the receiving Permitted Transferee shall execute any and all documents requested by the Committee, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer. In addition, and further notwithstanding Section 13.4(a), hereof, the Committee, in its sole discretion, may determine to permit a Participant to transfer Incentive Stock Options to a trust that constitutes a Permitted Transferee if, under Section 671 of the Code and other Applicable Law, the Participant is considered the sole beneficial owner of the Incentive Stock Option while it is held in the trust.

13.5Beneficiaries. Notwithstanding Section 13.4, if provided in the applicable Award Agreement, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than fifty percent (50%) of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

13.6Forfeiture Events/Representations. The Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of Service for Cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company. The Committee may also specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be conditioned upon the Participant making a representation regarding compliance with noncompetition, confidentiality or other restrictive covenants that may apply to the Participant and providing that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment on account of a breach of such representation. In addition and without limitation of the foregoing, any amounts paid hereunder shall be subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any “clawback” policy adopted by the Company or as is otherwise required by applicable law or stock exchange listing condition.

13.7No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

13.8Reservation of Stock. The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of Shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

13.9Reimbursement of Company for Unearned or Ill-gotten Gains. Unless otherwise specifically provided in an Award Agreement, and to the extent permitted by Applicable Law, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, the Committee may, without obtaining the approval or consent of the Company’s shareholders or of any Participant, require that any Participant who personally engaged in one of more acts of fraud or misconduct that have caused or partially caused the need for such restatement or any current or former chief executive officer, chief financial officer, or executive officer, regardless of their conduct, to reimburse the Company in a manner consistent with Section 409A of the Code, if the Award constitutes “Non-Qualified Deferred Compensation,” for all or any portion of any Awards granted or settled under this Plan (with each such case being a “Reimbursement”), or the Committee may require the termination or rescission of, or the recapture associated with, any Award, in excess of the amount the Participant would have received under the accounting restatement.

13.10Delay in Payment. To the extent required in order to avoid the imposition of any interest and/or additional tax under Section 409A(a)(1)(B) of the Code, any amount that is considered deferred compensation under the Plan or Award Agreement and that is required to be postponed pursuant to Section 409A of the Code, following the a Participant’s Termination of Employment shall be delayed for six (6) months if a Participant is deemed to be a “specified employee” as defined in Section 409A(a)(2)(i)(B) of the Code; provided that, if the Participant dies during the postponement period prior to the payment of the postponed amount, the amounts withheld on account of Section 409A of the Code shall be paid to the executor or administrator of the decedent’s estate within 60 days following the date of his death. A “Specified Employee” means any Participant who is a “key employee” (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof), as determined by the Company in accordance with its uniform policy with respect to all arrangements subject to Section 409A of the Code, based upon the twelve (12) month period ending on each December 31st (the “Identification Period”). All Participants who are determined to be key employees under Section 416(i) of the Code (without regard to paragraph (5) thereof) during the identification period shall be treated as Specified Employees for purposes of the Plan during the twelve (12) month period that begins on the first day of the 4th month following the close of such identification period.

Article 14

Successors

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 15

Miscellaneous Provisions

15.1Substitute Awards in Corporate Transactions. Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Any shares of Stock subject to these substitute Awards shall not be counted against any of the maximum share limitations set forth in the Plan.

15.2409A Compliance. It is intended that all Awards issued under the Plan be in a form and administered in a manner that will comply with the requirements of Section 409A of the Code, or the requirements of an exception to Section 409A of the Code, and the Award Agreement and this Plan will be construed and administered in a manner that is consistent with and gives effect to such intent. The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code. With respect to an Award that constitutes a deferral of compensation subject to Section 409A of the Code: (i) if any amount is payable under such Award upon a termination of service, a termination of service will be treated as having occurred only at such time the Participant has experienced a “separation from service” as such term is defined for purposes of Section 409A of the Code; (ii) if any amount is payable under such Award upon a disability, a disability will be treated as having occurred only at such time the Participant has experienced a “disability” as such term is defined for purposes of Section 409A of the Code; (iii) if any amount is payable under such Award on account of the occurrence of a Change in Control, a Change in Control will be treated as having occurred only at such time a “change in the ownership or effective control of the corporation or in the ownership of a substantial portion of the assets of the corporation” has occurred as such terms are defined for purposes of Section 409A of the Code, (iv) if any amount becomes payable under such Award on account of a Participant’s separation from service at such time as the Participant is a “specified employee” within the meaning of Section 409A of the Code, then no payment shall be made, except as permitted under Section 409A of the Code, prior to the first business day after the earlier of (y) the date that is six months after the date of the Participant’s separation from service or (z) the Participant’s death, (v) any right to receive any installment payments under this Plan shall be treated as a right to receive a series of separate payments and, accordingly, each installment payment hereunder shall at all times be considered a separate and distinct payment, and (vi) no amendment to or payment under such Award will be made except and only to the extent permitted under Section 409A of the Code.

Notwithstanding the foregoing, the tax treatment of the benefits provided under the Plan or any Award Agreement is not warranted or guaranteed, and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of non-compliance with Section 409A of the Code.

15.3Section 16(b) of the Exchange Act. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may, in its sole discretion, establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

15.4Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of ERISA. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Options, Stock Appreciation Rights and other Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

15.5Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

15.6Investment Representations. The Company shall be under no obligation to issue any shares covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

15.7Registration. If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended or other applicable statutes any Shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such Shares of Stock for exemption from the Securities Act of 1933, as amended or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of Shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of Shares of Stock, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Stock during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities. Without limiting the generality of the foregoing provisions of this Section 15.7, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company’s directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder of shares of Stock acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.

15.8Placement of Legends; Stop Orders; etc. Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representation made in accordance with Section 15.6  in addition to any other applicable restriction under the Plan, the terms of the Award and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Stock. All shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any certificates or recorded in connection with book-entry accounts representing the shares to make appropriate reference to such restrictions.

15.9Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by Applicable Law.

15.10Limitation of Rights in Stock. A Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Shares of Stock subject to an Award, unless and until Shares shall have been issued therefor and delivered to the Participant or his agent. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation and the Bylaws of the Company.

15.11Employment Not Guaranteed. Nothing in the Plan shall interfere with or limit in any way the right of the Company (or any Affiliate) to terminate any Participant’s Employment at any time, nor confer upon any Participant any right to continue in the employ of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other association with the Company and its Affiliates.

15.12Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

15.13Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

15.14Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

15.15Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to Applicable Law and to such approvals by any governmental agencies or national securities exchanges as may be required.

15.16Errors. At any time the Company may correct any error made under the Plan without prejudice to the Company. Such corrections may include, among other things, changing or revoking an issuance of an Award.

15.17Elections and Notices. Notwithstanding anything to the contrary contained in this Plan, all elections and notices of every kind shall be made on forms prepared by the Company or the General Counsel, Secretary or Assistant Secretary, or their respective delegates or shall be made in such other manner as permitted or required by the Company or the General Counsel, Secretary or Assistant Secretary, or their respective delegates, including but not limited to elections or notices through electronic means, over the Internet or otherwise. An election shall be deemed made when received by the Company (or its designated agent, but only in cases where the designated agent has been appointed for the purpose of receiving such election), which may waive any defects in form. The Company may limit the time an election may be made in advance of any deadline.

Where any notice or filing required or permitted to be given to the Company under the Plan, it shall be delivered to the principal office of the Company, directed to the attention of the General Counsel of the Company or his or her successor. Such notice shall be deemed given on the date of delivery.

Notice to the Participant shall be deemed given when mailed (or sent by telecopy) to the Participant’s work or home address as shown on the records of the Company or, at the option of the Company, to the Participant’s e-mail address as shown on the records of the Company.

It is the Participant’s responsibility to ensure that the Participant’s addresses are kept up to date on the records of the Company. In the case of notices affecting multiple Participants, the notices may be given by general distribution at the Participants’ work locations.

15.18Governing Law. To the extent not preempted by Federal law, the Plan, and all awards and agreements hereunder, and any and all disputes in connection therewith, shall be governed by and construed in accordance with the substantive laws of the State of Delaware, without regard to conflict or choice of law principles which might otherwise refer the construction, interpretation or enforceability of this Plan to the substantive law of another jurisdiction.

15.19Venue. The Company and the Participant to whom an Award under this Plan is granted, for themselves and their successors and assigns, irrevocably submit to the exclusive and sole jurisdiction and venue of the state or federal courts of Delaware with respect to any and all disputes arising out of or relating to this Plan, the subject matter of this Plan or any awards under this Plan, including but not limited to any disputes arising out of or relating to the interpretation and enforceability of any awards or the terms and conditions of this Plan. To achieve certainty regarding the appropriate forum in which to prosecute and defend actions arising out of or relating to this Plan, and to ensure consistency in application and interpretation of the Governing Law to the Plan, the parties agree that (a) sole and exclusive appropriate venue for any such action shall be an appropriate federal or state court in Delaware, and no other, (b) all claims with respect to any such action shall be heard and determined exclusively in such Delaware court, and no other, (c) such Delaware court shall have sole and exclusive jurisdiction over the person of such parties and over the subject matter of any dispute relating hereto and (d) that the parties waive any and all objections and defenses to bringing any such action before such Delaware court, including but not limited to those relating to lack of personal jurisdiction, improper venue or forum non conveniens.

15.20No Obligation to Notify. The Company shall have no duty or obligation to any holder of an Option to advise such holder as to the time or manner of exercising such Option. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending transaction or expiration of an Option or a possible period in which the Option may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Option to the holder of such Option.